STEIN ROE MUTUAL FUNDS
SEMIANNUAL REPORT
MARCH 31, 1999


STEIN ROE EQUITY FUNDS

GROWTH FUNDS

           GROWTH STOCK FUND
           GROWTH OPPORTUNITIES FUND
           SPECIAL FUND
           LARGE COMPANY FOCUS FUND
           SPECIAL VENTURE FUND
           CAPITAL OPPORTUNITIES FUND


                             STEIN ROE MUTUAL FUNDS
                             ----------------------
                  Sensible Risks. Intelligent Investments.(R)

CONTENTS
--------------------------------------------------------------------------------
From the President................................................     1

   Tom Butch's thoughts on the markets and investing

Performance Summary...............................................     3

Management Discussion & Analysis

   Portfolio Manager Interviews and Growth of a $10,000
   Investment Charts
Growth Stock Fund.................................................     4
Growth Opportunities Fund.........................................     8
Special Fund......................................................    14
Large Company Focus Fund..........................................    19
Special Venture Fund..............................................    24
Capital Opportunities Fund........................................    28

Portfolio of Investments..........................................    32

   A complete list of investments with market values

Financial Statements..............................................    50

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................    62

Financial Highlights..............................................    66

   Selected per-share data

MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

FROM THE PRESIDENT
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS
On March 31, 1981, the Dow Jones Industrial Average (DJIA) stood at just 1,003 points. It was a tough time to start a family. Consumer prices were spiraling upward at a 10.6% rate. The U.S. unemployment rate was 7.4% and climbing. Home mortgage rates exceeded 15%.
     Today, we live in an era that by many measures may be termed the best of times. In March 1999, the DJIA briefly reached the 10,000 level. Together, the jobless rate and inflation - a combination once known as the misery index - stands at less than 6%, a third of its former level. Mortgage rates are half of what they were a generation ago.

OUR 50TH YEAR
Such a contrast clearly illustrates that markets run in cycles and that patience makes sense when it comes to investing. At Stein Roe, we have always taken a long-term approach to helping people reach their financial goals. In fact, this August Stein Roe will mark 50 years serving mutual fund investors. I'd like to note that only a handful of the hundreds of mutual fund families in operation today could claim half-a-century of continuous commitment to no-load investing.
     For the six months ended March 31, 1999, a select group of large-company growth stocks performed exceptionally well. Growth Stock Fund and Large Company Focus Fund benefited from this market phenomenon, which has been strongest among rapidly growing technology and consumer stocks.
     Reflecting the performance disparity among stocks of various capitalizations, the first half of fiscal 1999 was not kind to medium-size and small-company equities, especially after January. The six-month returns of Capital Opportunities Fund, Growth Opportunities Fund, Special Fund, Special Venture Fund and Small Company Growth Fund, which we made available to retail investors in February, were not compelling.
     Over the past year, mutual funds have been operating in a challenging environment. Stock and bond market volatility increased between September and March as interest rates rose and investors focused on a narrow mix of large-cap growth and Internet-related stocks. However, we remain convinced that maintaining a consistent investment discipline in all our equity funds is a more sensible long-term approach than following the herd to chase a few favored stocks.
     On the pages that follow, your Funds' portfolio managers detail the strategies and positioning photo of Thomas W. Butch

Thomas W. Butch

FROM THE PRESIDENT CONTINUED
--------------------------------------------------------------------------------
they utilized during the first half of fiscal 1999. I encourage you to review their analysis and outlook.

A CLEAR OPPORTUNITY
As I write this letter, U.S. stock prices are at historically high levels when measured by such traditional indicators such as price/earnings ratios and book value. Still, when one looks at all of the positive change that has occurred since 1981, and how much potential for growth remains, especially in emerging technologies and the global economy, one can't help but be heartened and optimistic about the long-term environment for investing.
     Consider that, in less than a generation, personal computers, e-mail, cellular phones and the Internet have revolutionized our planet. While global trouble spots remain and the U.S. economy still has many cyclical elements, more Americans today - from newborns to retirees - enjoy a greater level of prosperity in a much safer, freer world than when the Dow stood at 1000 points.
--------------------------------------------------------------------------------
                             More Americans today -
                           from newborns to retirees -
                            enjoy a greater level of
                           prosperity in a much safer,
                            freer world than when the
                                  Dow stood at
                                 1,000 points.
--------------------------------------------------------------------------------

THE CHALLENGE OF THE NEW MILLENNIUM
In the early 1980s, policy makers had the courage to initiate changes that sharply reduced inflation and interest rates. As investors and as citizens, the challenge we face today is to carry forward the growth of the 1990s for a new millennium.
     At Stein Roe, we maintain a firm commitment to making intelligent investments and taking sensible risks. We know you and your families have worked hard for your money. As we have since 1949, all of us at Stein Roe plan to do everything we can in the 21st Century to help your mutual fund investments work hard for you.

     Sincerely,


/s/  Thomas W. Butch

     Thomas W. Butch
     President
     APRIL 16, 1999

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              SIX MONTH CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS
                          PERIODS ENDED MARCH 31, 1999
                              PAST 6     PAST 1    PAST 5    PAST 10    LIFE OF
                              MONTHS      YEAR      YEARS     YEARS      FUND
                             ---------------------------------------------------
GROWTH STOCK FUND              39.82%    26.18%    25.41%    19.69%     11.81%
LARGE COMPANY FOCUS FUND*      32.65       --         --        --      15.80
GROWTH OPPORTUNITIES FUND      15.27     -5.21        --        --      10.99
Standard & Poor's 500 Index    27.32     18.49     26.23     18.95        ++
Lipper Growth Fund Average     28.23     13.56     20.36     16.30        ++
Number of Funds in Peer Group  1105      1022        304       174

++Growth Stock Fund, Large Company Focus Fund and Growth Opportunities Fund began operating on 7/1/58, 6/26/98 and 6/30/97, respectively. S&P 500 Index returns for each Fund's respective lifetime period were 12.46%, 14.68% and 25.73%. Lipper growth fund average returns were 11.21% and 20.58%, respectively, for Large Company Focus Fund's and Growth Opportunities Fund's lifetime periods.
There were 1072 and 818 funds in the Lipper Growth Fund average for each fund's respective lifetime period. Growth Stock Fund began operating before Lipper began tracking growth funds.
*A fund's performance, especially for short time periods, should not be the sole factor in making your investment decision.

                              PAST 6     PAST 1    PAST 5    PAST 10    LIFE OF
                              MONTHS      YEAR      YEARS     YEARS      FUND
                             ---------------------------------------------------
SPECIAL FUND                    1.57%   -22.18%     9.28%    12.38%     12.90%
Lipper Midcap Fund Average     23.42      0.24     15.79     14.49        ++
Number of Funds in Peer Group    394       354       121        45        ++
CAPITAL OPPORTUNITIES FUND     13.07    -14.95     14.27     13.06      10.55
Lipper Capital Appreciation
Fund Average                   28.71     11.84     16.49     13.55       6.58
Number of Funds in Peer Group    277       251        99        54         11
Standard & Poor's
MidCap 400 Index               20.02      0.45      18.20     17.43       ++

++Special Fund and Capital Opportunities Fund began operating on 5/22/68 and
3/31/69, respectively. Both Stein Roe Funds use the unmanaged the S&P MidCap 400
Index as their benchmark, and both Funds are older than the Index, which S&P began compiling in 1987. Special Fund is older than its Lipper category.


                                         PAST 6    PAST 1    LIFE OF
                                         MONTHS     YEAR      FUND
                                        ----------------------------------------
SPECIAL VENTURE FUND                     -9.04%   -37.60%     5.29%
Russell 2000 Index                       10.00    -16.26     12.22
Lipper Small Cap Fund Average            12.53    -15.48     12.73
Number of Funds in Peer Group             728        664       268

Special Venture Fund began operating on 10/17/94 and will be liquidated by 6/28/99. Benchmark performance is from 10/31/94-3/31/99.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT
RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source: Lipper, Inc., a monitor of mutual fund performance.

QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
AN INTERVIEW WITH ERIK GUSTAFSON, PORTFOLIO MANAGER OF GROWTH STOCK FUND AND SR&F GROWTH STOCK PORTFOLIO

                                    FUND DATA
   INVESTMENT OBJECTIVE:
   Stein Roe Growth Stock Fund seeks long-term growth by investing in the common stocks of companies with large-market capitalizations, with an emphasis in the technology, financial services, health care and global consumer franchise sectors.

   FUND INCEPTION:
   July 1, 1958

   Total Net Assets:
   $873.2 million

Q: HOW DID THE FUND PERFORM BETWEEN OCTOBER 1998 AND MARCH 1999?
GUSTAFSON: We provided exceptionally strong results. Growth Stock Fund's total return of 39.82% for the six months ended March 31, 1999, outperformed most growth funds (as shown on page 3) and the unmanaged Standard & Poor's 500 Index, which rose 27.32% for the period.

Q: CAN YOU DESCRIBE THE MARKET ENVIRONMENT DURING THIS PERIOD?
GUSTAFSON: It was an excellent environment for large-cap growth stocks, characterized by a growing economy, low interest rates and an absence of inflation. Following last summer's market correction, large-cap growth stocks were attractively priced. Investors seized this opportunity to buy larger-company stocks with outstanding earnings growth potential, perceived safety and a high level of liquidity.

   photo of : Erik Gustafson
   Erik Gustafson



Q: DO YOU THINK LARGE-CAP GROWTH STOCKS CAN SUSTAIN THEIR HIGH VALUATIONS?
GUSTAFSON: They are expensive on a historic basis based on factors such as price/earnings ratios, but if you look at the underlying fundamentals - their strong earnings growth rates coupled with the low interest rate environment - these stocks' prices appear to be in line with their historic valuations. We think companies that can successfully expand earnings and sales in a highly competitive global economic environment will provide above-average returns for the balance of 1999.

Q&A CONTINUED
--------------------------------------------------------------------------------

Q: WHAT SECTORS PROVIDED THE BEST RESULTS SINCE SEPTEMBER, AND WHERE ARE YOU CONCENTRATING YOUR CURRENT RESEARCH EFFORTS?
GUSTAFSON: We were overweighted in technology relative to the S&P 500 Index during the first half of fiscal year 1999, and this served the Fund well. Currently we are emphasizing companies that build and manage data networks, make transmission systems, and make retrieval and storage systems. These include Cisco Systems, MCI WorldCom and EMC Corp. (5.3%, 5.1% and 4.0% of net assets, respectively). All three stocks were exceptional performers and among the portfolio's top 10 holdings.
     Another area of focus was financial services. Coming off a difficult 1998 marked by global financial crises, financial stocks have done well so far in 1999. We aggressively added to the portfolio's positions late last year, focusing on premier global franchises such as Citigroup and American International Group (4.0% and 4.3% of net assets, respectively). Also among the top 10 holdings, they bolstered the Fund's six-month return.
     The portfolio also was overweighted in health care relative to the S&P 500. As aging baby boomers demand more and better pharmaceuticals and health care services, this should help drive growth in this sector. Pfizer, Eli Lilly, Merck and Cardinal Health (3.7%, 3.0%, 2.1% and 3.1% of net assets, respectively) contributed to the Fund's performance.

Q: DID YOU ADD ANY NEW POSITIONS TO THE PORTFOLIO?
GUSTAFSON: We added Morgan Stanley Dean Witter (1.3% of net assets), which we think has a powerful financial services franchise. We also added Mattel (1.3% of net assets), which we believe is poised for a turnaround in light of the company's recent mergers and restructuring.

Q: WERE ANY OF THE PORTFOLIO'S HOLDINGS AFFECTED BY THE RECENT EUROPEAN SLOWDOWN OR BY THE CONTINUING ASIAN RECESSION?
GUSTAFSON: Yes, but this was confined to consumer non-durable stocks like Gillette, Coca-Cola and Procter & Gamble (2.6%, 1.6% and 2.2% of net assets, respectively). They have been hurt by economic downturns in Asia and emerging markets. Interestingly, these companies continue to dedicate marketing to those economies. We believe that when these economies recover, the stocks will be well-positioned to resume their historical growth rates.

Q&A CONTINUED
--------------------------------------------------------------------------------

Q: WHAT IS YOUR OUTLOOK FOR THE REST OF FISCAL 1999?
GUSTAFSON: From an economic standpoint, our outlook is positive. We think the economy will continue to grow without any threat of overheating. We don't think the Federal Reserve will take any action to raise interest rates; in fact, we think rates have room to move lower. We believe these factors, combined with an absence of inflation, will continue to support the excellent environment we've been seeing for high-quality, large-cap growth stocks.




--------------------------------------------------------------------------------
                            We think the economy will
                          continue to grow without any
                             threat of overheating.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of 3/31/99 and are subject to change. The S&P 500 Index is an unmanaged group of securities that differs from the composition of each Stein Roe fund; it is not available for direct investment.






Investment Comparison
--------------------------------------------------------------------------------


GROWTH of a $10,000 Investment

--------------------------------------------------------------------------------
Growth Stock Fund
Date        Growth Stock Fund     S&P 500 Index      Lipper Growth Fund Average
3/31/89     10000                 10000              10000
3/31/90     12308                 11922              11612
3/31/91     14765                 13637              13459
3/31/92     17753                 15139              15462
3/31/93     19639                 17441              17475
3/31/94     19455                 17697              18499
3/31/95     21309                 20447              20199
3/31/96     28218                 27004              26059
3/31/97     32510                 32356              29468
3/31/98     47820                 47875              41823
3/31/99     60341                 56725              47030


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT
RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The above illustration assumes a $10,000 investment on March 31, 1989, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of securities that differs from the composition of each Stein Roe fund; it is not available for direct investment.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

                           SR&F GROWTH STOCK PORTFOLIO

                    TOP 10 EQUITY HOLDINGS (% OF NET ASSETS)

Cisco Systems                 5.3%            EMC Corp.                     4.0%
MCI WorldCom                  5.1             Time Warner                   3.8
American Int'l Group          4.3             Pfizer                        3.7
Microsoft                     4.0             Home Depot                    3.6
Citigroup                     4.0             General Electric              3.4

--------------------------------------------------------------------------------

                           EQUITY PORTFOLIO HIGHLIGHTS
                                                      PORTFOLIO    S&P 500 INDEX
                                                    ----------------------------
Number of Holdings                                          35              500
Dollar Weighted Median Market Capitalization ($ Mil.)  $87,988          $60,137

--------------------------------------------------------------------------------

                                 ECONOMIC SECTOR BREAKDOWN

                                   As of March 31, 1999
                      Equity Portfolio                   S&P 500 Index
Basic Materials               0%                               2%
Consumer Cyclical            16%                              13%
Consumer Noncyclical         25%                              21%
Energy                        1%                               6%
Financial                    13%                              16%
Industrial                    9%                               7%
Technology                   31%                              22%
Utilities                     5%                              10%

--------------------------------------------------------------------------------

                                ASSET ALLOCATION
               As of March 31, 1998                         As of March 31, 1999
Equities            96.7%                                        97.6%
Cash & Equivalents   3.3%                                         2.4%

QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
AN INTERVIEW WITH ERIC MADDIX AND ART MCQUEEN, PORTFOLIO MANAGERS OF GROWTH OPPORTUNITIES FUND*

                                    FUND DATA
     INVESTMENT OBJECTIVE:
     Stein Roe Growth Opportunities Fund seeks long-term growth by investing primarily in common stocks of large-, mid- and small- capitalizations that the portfolio managers believe have long-term growth potential.

     FUND INCEPTION:
     June 30, 1997

     TOTAL NET ASSETS:
     $51.4 million


Q: HOW DID THE FUND PERFORM BETWEEN OCTOBER 1998 AND MARCH 1999?
MADDIX: The Fund provided a total return of 15.27% for the six months ended March 31, 1999, less than the Lipper growth fund peer group return of 28.23%. The unmanaged S&P 500 Index returned 27.32% for the same period. The S&P MidCap 400 Index and S&P SmallCap 600 Index returned 20.02% and 7.02%, respectively.

Q: WHY DIDN'T THE FUND DO AS WELL AS ITS PEERS?
MCQUEEN: A rebound in small and midcap stocks aided the Fund's performance in the fourth quarter of 1998. At that time, the Fund had roughly two-thirds of net assets invested in small and midcap stocks. The remaining one-third was in large-cap stocks.

   photo of : Eric Maddix and Art McQueen
   Eric Maddix and Art McQueen

     However, as investor sentiment in the first quarter of 1999 shifted back in favor of large-cap stocks, small- and midcap stocks gave up much of their fourth quarter gains. Investors continue to pay a premium for large-company stocks with the most visible earnings, and the Fund's limited exposure to such companies hurt results.
     Given this market environment, we added selectively to the Fund's large-cap holdings during the first quarter. This allowed the Fund to participate, at least in part, in the large-cap market rally. The portfolio was evenly split between large-cap stocks and small/midcap stocks as of the end of March.

Q&A CONTINUED
--------------------------------------------------------------------------------

Q: IN WHAT SECTORS WAS THE FUND MOST HEAVILY INVESTED?
MADDIX: Technology, health care and consumer cyclical stocks, (31.0%, 21.2% and 30.0% of net assets, respectively) were the Fund's top sector weightings. Consumer and technology were the Fund's best performing stock groups. In contrast, the Fund's health care holdings did not perform as well due primarily to the Fund's overweighting in health care services companies relative to the S&P 500. These companies' earnings were affected by negative perceptions surrounding Medicare reform.

Q: WHAT HOLDINGS PERFORMED WELL?
MCQUEEN: Kohl's and Home Depot (1.2% and 1.5% of net assets) were good performers. We expect to add selectively to our retail holdings, with a focus on small and midcap stocks where valuations appear more attractive.
     Clear Channel Communications (2.0% of net assets), a radio broadcasting and billboard company, also performed well. So-called "out-of-home" media companies remain attractive to us because they are well-positioned to take local advertising revenue away from newspapers. This can produce strong cash flow without a significant investment of capital.
     In the technology and business service sectors, Digital River and Getty Images, (0.8% and 2.5% of net assets) were the strongest contributors to Fund performance. Digital River provides viable technology used to deliver software over the Internet and Getty Images has taken its stock photography business onto the Internet, thereby lowering its distribution costs and making it easier for customers to search the company's photo archives.
     Microsoft, the Fund's largest technology holding (3.5% of net assets), reported a 73% earnings growth rate in the fourth quarter. Although Microsoft continues to experience volatility associated with the U.S. Justice Department's pending antitrust suit against it, we believe the company's growth prospects remain strong.

Q: DID YOU ADD ANY NEW POSITIONS TO THE PORTFOLIO?
MADDIX: We selectively added to the Fund's technology holdings with new positions in Novell and Dell Computer (1.5% and 0.8% of net assets). Dell is among the world's leading direct computer systems companies. Novell is an old name in the industry that has gained new strength from its "Directory Services" technology used in network applications.

     Q&A CONTINUED
--------------------------------------------------------------------------------
     We also added Level 3 Communications (0.6% of net assets). Level 3 is building an advanced international communications network using Internet Protocol (IP) technology. The network is expected to enable customers to benefit from the lower cost and service offerings made possible by IP technology.

Q: DID YOU MAKE ANY OTHER NOTEWORTHY ADJUSTMENTS?
MCQUEEN: We reduced holdings in temporary staffing companies to 3% from roughly 10% of net assets last September. A year ago, many staffing companies thrived on the demand for information technology (IT) personnel; businesses needed personnel to support new software. But as businesses started to focus on solving Year 2000 problems and budget money for Internet-based strategies rather than software, the need for staffing has slowed, as have the profits, for many staffing companies.

Q: WHAT IS YOUR OUTLOOK FOR THE REST OF FISCAL 1999?
MADDIX: We are optimistic for small- and midcap stocks to stage a rebound; when this will occur, however, remains uncertain. Small- and midcap stocks are now trading at historically low prices relative to large-cap stocks while delivering solid earnings growth. This indicates to us that small- and midcap stocks may have the potential to outperform in the next market cycle. Until then, we will continue to invest in strong growth companies regardless of size with a cautious eye on their valuations.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE GAIN OR LOSS WHEN YOU SELL SHARES.
Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of 3/31/99 and are subject to change. Investments in smaller companies may experience greater volatility. Each index described is an unmanaged group of securities that differs from the composition of each Stein Roe fund; it is not available for direct investment.

* Effective May 6, 1999, the name of Stein Roe Growth Opportunities Fund was changed to Stein Roe Midcap Growth Fund.

INVESTMENT COMPARISON
--------------------------------------------------------------------------------


GROWTH of a $10,000 Investment

--------------------------------------------------------------------------------
Growth Opportunities Fund
             Growth                S&P               Lipper Growth
             Opportunities         500               Fund Average
Date         Fund                  Index             (818 Funds)
6/30/97      10000                 10000             10000
9/30/97      10770                 10748             11040
12/31/97     10960                 11058             10922
3/31/98      12660                 12599             12333
6/30/98      12750                 13017             12568
9/30/98      10410                 11725             12878
12/31/98     12630                 14220             13365
3/31/99      12000                 14928             13956

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT
RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The above illustration assumes a $10,000 investment on June 30, 1997, and reinvestment of income and capital gains distributions. The S&P 500 Index shown is an unmanaged group of securities that differs from the composition of each Stein Roe fund; it is not available for direct investment.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
                            Growth Opportunities Fund

                    Top 10 Equity Holdings (% of Net Assets)
------------------------------------------------------------------------------------------------------------------------------------

Microsoft                          3.5%     Time Warner                        2.2%
Intel                              2.6      Snyder Communications              2.2
Getty Images                       2.5      Monsanto                           2.2
Univision Communications           2.4      Kansas City Southern Industries    2.1
MCI WorldCom                       2.4      Solectron                          2.1


------------------------------------------------------------------------------------------------------------------------------------

                                                                  Equity Portfolio Highlights
                                                      PORTFOLIO    S&P 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
Number of Holdings                                          72              500
Median Market Value ($ Mil.)                            $4,579          $60,137


------------------------------------------------------------------------------------------------------------------------------------
                                    Economic Sector Breakdown
                                      As of March 31, 1999
                            Equity Portfolio           S&P 500 Index
------------------------------------------------------------------------------------------------------------------------------------

Basic Materials                     1                        2
Consumer Cyclical                  25                       14
Consumer Noncyclical               18                       21
Energy                              0                        6
Financial                          13                       16
Industrial                         15                        8
Technology                         23                       22
Utilities                           5                       10

------------------------------------------------------------------------------------------------------------------------------------
                                      Asset Allocation
                       As of March 31, 1998       As of March 31, 1999
Equities                     95.0%                         97.9%
Cash & Equivalents           5.0%                           2.1%

------------------------------------------------------------------------------------------------------------------------------------
A Big and Narrow Market
------------------------------------------------------------------------------------------------------------------------------------
How Stocks of Different Sizes Performed -- Sept. 30, 1998 to March 31, 1999

Date              S&P 500 Index      S&P Midcap 400 Index     Russell 2000 Index
9/30/98               0%                         0%                     0%
10/31/98           8.13                       8.92                   4.10
11/30/98          14.68                      14.36                   9.60
12/31/98          21.28                      28.16                  16.44
1/31/99           26.35                      23.16                  17.95
2/28/99           22.43                      16.72                   8.45
3/31/99           27.32                      19.99                  10.12


         Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of securities that differs from the composition of each Stein Roe fund; they are not available for direct investment.
         Source: Bloomberg Business News.

------------------------------------------------------------------------------------------------------------------------------------
     Large-company stocks outperformed midcap and small-cap stocks for the six months ended March 31, 1999, as shown above. Midcap stocks did well this past fall but faltered in January while prices of large-company and small-cap stocks rose.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Questions & Answers
--------------------------------------------------------------------------------
An Interview with Gerry Sandel, Portfolio Manager of
Special Fund and SR&F Special Portfolio*
                                    Fund Data
   Investment Objective:
   Stein Roe Special Fund seeks long-term growth by investing primarily in the common stocks of midcapitalization companies. The Portfolio generally purchases stocks of companies that the portfolio manager believes are undervalued, underfollowed or out-of-favor.

   Fund Inception:
   May 22, 1968

   Total Net Assets:
   $678 million

Q: How did the Fund perform from September 30, 1998 to March 31, 1999?

Sandel: In general, value investment disciplines remained out-of-favor with many investors. Growth at any price seemed to be the market's dominant philosophy during the period and the Fund's performance compared to that of the midcap fund peer group - a group made up largely of growth funds - lagged.
   We repositioned the portfolio last fall, adding many new stocks that we thought were undervalued and appeared to offer long-term growth potential. This helped further diversify the portfolio and helped the Fund generate better results during the first calendar quarter of 1999. However, because of the timing of the repositioning, the Fund's six-month results were lower than the results achieved by the average midcap fund and lower than that of the Fund's benchmark, the S&P MidCap 400 Index. photo: Gerry Sandel Gerry Sandel
   The repositioning also had a strong capital gain impact for shareholders at the end of calendar year 1998. We had been stalling the repositioning in the interest of managing the capital gain exposure deeply embedded in the portfolio. We repositioned when we believed the time was right, and although it caused a large realized capital gain for shareholders (in calendar 1998), we thought it was in the best interest of the Fund for the long term.

Q: Why did you believe the Fund needed a substantial repositioning last fall?

Sandel: We felt we needed to eliminate stocks that were not performing or did not fit well with our midcap value strategy.

Q&A Continued
In addition, we continued to increase the number of stocks because we believed it could help reduce volatility.

Q: Was the Fund in a position to benefit from the market rally in November and December?

Sandel: We are a Fund that generally buys when others are selling and sells what growth funds are buying. Our repositioning last fall resulted in our selling of some stocks at lower prices than we would have liked. We aggressively sold stocks in early November, before the large upward move in the market. This adversely affected fourth quarter performance.
   Most of the market's advance during the first half of fiscal 1999 was generated by large-company growth stocks. To be true to our investment parameters, we didn't buy any large-cap growth stocks just because this segment of the market was doing well. We shop where the values are and have recently been investing in companies with a midcap median market capitalization.
   With large caps outperforming other parts of the market, our job has become more difficult. We'd rather focus on buying smaller undervalued stocks that we believe offer ample opportunity to provide sustained, attractive long-term performance. Some short-term oriented investors these days concentrate on growth stocks with immediate capital appreciation prospects.

Q: Was there a big difference in the type of stocks that did well last fall compared to the first three months of calendar 1999?

Sandel: The areas that hurt us at the end of last year helped us during the first quarter of this year, including energy and technology. A rebound in oil prices from $11 to $16 a barrel during this past winter helped energize stock prices of major portfolio holdings such as Diamond Offshore (0.9% of net assets), an offshore drilling company and Tidewater (1.1% of net assets), an offshore boat and supply company.

Q: What helped performance
turn around in the first quarter of
calendar 1999?

Sandel: Product delays and pricing problems can sometimes cause stock price volatility but also can create tremendous buying opportunity for a value fund like ours. Last fall, we saw this happening in the technology sector, and we purchased shares of Lam Research, Silicon Graphics and Seagate Technologies (0.2%, 3.0% and 1.4% of net assets, respectively). These companies offered substantial capital appreciation through March, and enhanced our six-month results.
   We've been watching office furniture makers because they were

Q&A Continued
also hit pretty hard. Though they are exposed to the economic cycle, they are not as cyclical as some other areas. One furniture manufacturer, Steelcase, turned around nicely for us (0.8% of net assets). We think they offer attractive risk/reward opportunities at this time.

Q: Where else did you focus purchases during the period?

Sandel: At this time last year, the vitamin nutrition supplement area was a darling of Wall Street but these stocks were hit hard soon after. We found opportunities there including stocks like Rexall Sundown and General Nutrition Centers (0.5% and 1.1% of net assets, respectively), two companies with strong turn around potential.
   Rexall Sundown has exclusive distribution rights in the United States and select countries abroad for Cellasene, a product that reportedly helps reduce cellulite. Our analysts anticipate Rexall's one-step, easy-to-use products can attract substantial consumer demand as the company steps up its U.S. marketing and distribution efforts.

Q: How would you sum up the portfolio's current positioning?

Sandel: We are holding more stocks and we've diversified away from cyclicals after their strong performance during the first quarter of calendar 1999. We've kept some exposure in cyclicals and commodities. Offsetting our exposure in those sectors, technology and energy helped balance the portfolio.

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have gain or loss when you sell shares. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of 3/31/99 and are subject to change. Investments in smaller companies may experience greater market volatility. The S&P MidCap 400 Index is an unmanaged group of securities that differs from the composition of each Stein Roe fund; it is not available for direct investment.

* Effective May 6, 1999, the names of SR&F Special Portfolio and Stein Roe Special Fund have been changed to SR&F Disciplined Stock Portfolio and Stein Roe Disciplined Stock Fund, respectively. On that date, Daniel K. Cantor was named portfolio manager of the Fund and Portfolio.

--------------------------------------------------------------------------------
Investment Comparison
--------------------------------------------------------------------------------

Growth of a $10,000 Investment

--------------------------------------------------------------------------------
Special Fund
Date        Special Fund   S&P MidCap 400 Index   Lipper Mid-cap Fund Average
3/31/89            10000                  10000                         10000
3/31/90            12817                  11987                         11733
3/31/91            14280                  14435                         13552
3/31/92            16324                  17532                         16224
3/31/93            19481                  20368                         18251
3/31/94            20608                  21619                         19938
3/31/95            22304                  23420                         21701
3/31/96            27167                  30119                         28015
3/31/97            28833                  33318                         29039
3/31/98            41279                  49656                         41117
3/31/99            32123                  49880                         40156

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. The above illustration assumes a $10,000 investment on March 31, 1989, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index shown is an unmanaged group of securities that differs from the composition of each Stein
Roe fund; it is not available for direct investment.

-------------------------------------------------------------------------------
Fund Highlights
-------------------------------------------------------------------------------
                                    SR&F Special Portfolio

                           Top 10 Equity Holdings (% of Net Assets)
------------------------------------------------------------------------------------------------------------------------------------

Silicon Graphics                   3.0%     Telephone & Data Systems           2.5%
Invacare                           2.9      Superior Industries International  2.5
Acuson                             2.8      Carlisle Companies                 2.3
Perrigo                            2.8      Washington Mutual                  2.3
20th Century Industries            2.6      OM Group                           2.2


------------------------------------------------------------------------------------------------------------------------------------

                                            Equity Portfolio Highlights
                                        PORTFOLIO          S&P MIDCAP 400 INDEX
------------------------------------------------------------------------------------------------------------------------------------
Number of Holdings                          77                          400
Median Market Value ($ Mil.)            $1,023                       $2,724


------------------------------------------------------------------------------------------------------------------------------------
                                                    Economic Sector Breakdown
                                                       As of March 31, 1999
                                             Equity Portfolio       S&P MidCap 400 Index

Basic Materials                                  16                        3
Consumer Cyclical                                20                       14
Consumer Noncyclical                             13                       21
Energy                                            4                        6
Financial                                         9                       16
Industrial                                       19                        8
Technology                                       16                       22
Utilities                                         3                       10

------------------------------------------------------------------------------------------------------------------------------------
                                              Asset Allocation
                              As of March 31, 1998         As of March 31, 1999
Equities                            87.8%                          87.4%
Cash & Equivalents                  12.2%                          12.6%

Questions & Answers
An Interview with Dave Brady,
Portfolio Manager of Large Company Focus Fund
                                    Fund Data
   Investment Objective:
   Stein Roe Large Company Focus Fund seeks long-term growth of capital by investing in a non-diversified portfolio of equity securities believed to have above-average growth potential.

   Fund Inception:
   June 26, 1998

   Total Net Assets:
   $53.6 million

Q: How did the Fund perform for the six months ended March 31, 1999?

Brady: We outperformed both the S&P 500 Index and the average growth fund for the six months ended March 31, 1999, as shown on page 3.

Q: On June 26, 1999, the Fund will mark its first anniversary. Has it been challenging to build and maintain a diversified mix of stocks in the current market environment?

Brady: Many stocks have been volatile since mid-1998, particularly in the industrial and global consumer products areas, where concerns about a slowdown in earnings growth have been pronounced. It's prompted us to more closely examine the stocks we select for the portfolio. We attempt to focus on the most attractive stocks in sectors with the most promising and sustainable long-term growth prospects.

photo of Dave Brady
Dave Brady

   Still, we have been able to build a portfolio of companies that represent 10 of the 11 major sectors within the S&P 500 Index. As of March 31, the Fund had 24 holdings, all of which have above-average earnings per share (EPS) and sales growth.

Q: What caused the stock market to move up so much after its big decline last summer?

Brady: Last fall, the Federal Reserve cut short-term interest rates and this bolstered investor confidence in corporate earnings growth. Meanwhile, consumer prices remained low, easing fears of inflation, and international financial markets began to stabilize. Since September, U.S. economic growth has been much better than expected. GDP (gross domestic product, or the amount of goods and services produced in the United

Q&A Continued
States) rose a strong 6% in the fourth quarter of 1998, and many economists believe America will continue to grow without much inflation in 1999. Growth stocks have historically thrived in such an environment.




--------------------------------------------------------------------------------
This past autumn we substantially increased our positioning in telecommunications and technology stocks, and these groups helped us achieve exceptional results for the first half of fiscal 1999.
--------------------------------------------------------------------------------

Q: What sectors performed well since your last report to shareholders on September 30, 1998?

Brady: We benefited from Vodofone's planned takeover of AirTouch Communications (4.8% of net assets) and strong capital appreciation from MCI WorldCom (5.4% of net assets).
   Since my initial report to you this past summer, we have broadened the range of technology companies within the portfolio. We added EMC Corp. (2.7% of net assets), a data storage and retrieval company and Sun Microsystems (2.3% of net assets).
   Energy stocks, on the other hand, have provided mixed results. As it became clear to us that Exxon Corp. would not grow as fast as we would have liked, we sold our position this past winter.
   Financial services stocks were sluggish in the fourth quarter of calendar year 1998 but were a solid contributor to first quarter 1999 performance. Our largest holding at the end of 1998, Associates First Capital (7.7% of net assets) did well, as did Household International (6.4% of net assets). Our investments in this area reflect our belief that continued U.S. economic growth will bolster personal income and help maintain consumer credit quality.

Q: What are some of the risks of managing a concentrated portfolio?

Brady: In a mutual fund that focuses on just two dozen stocks, price fluctuations of one stock generally have more of an impact on the portfolio than in a fund with 100 or more holdings. A concentrated portfolio can augment a fund's results when stock selections perform as expected, but it can also lead to substantial underperformance compared to the overall stock market if several of the fund's holdings do not meet expectations. To try to help mitigate this risk, we carefully monitor Large Company Focus Fund's holdings, and we may sell a stock quickly if uncertainties about earnings or operations arise.

--------------------------------------------------------------------------------
Q&A Continued
--------------------------------------------------------------------------------

Q: What's your outlook for the Fund?

Brady: We think telecom munications, technology and financial stocks will continue to be among the market's best performers. As of March 31, some 48% of the Fund's net assets were concentrated in these sectors, and we believe this positioning will serve us well. Government statistics show the U.S. consumer is in great shape - wages have been rising and prices for many consumer goods - thanks in part to inexpensive imports - have not been rising. We also believe consumer demand for cellular, Internet and computer products is likely to remain strong for many months to come, boosting growth prospects for companies with the managerial talent and financial resources to capitalize on new technology.

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have gain or loss when you sell shares. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of 3/31/99 and are subject to change. The S&P 500 Index is an unmanaged group of securities that differs from the composition of each Stein Roe fund; it is not available for direct investment. A fund's performance, especially for short time periods, should not be the sole factor in making your investment decision.

--------------------------------------------------------------------------------
Investment Comparison
--------------------------------------------------------------------------------


Growth of a $10,000 Investment

------------------------------------------------------------------------------------------------------------------------------------
Large Company Focus Fund
Date        Large Company Focus Fund                      S&P 500 Index         Lipper Growth Fund Average
6/30/98                        10000                              10000                              10000
7/31/98                         9770                               9894                               9773
8/31/98                         8194                               8465                               8180
9/30/98                         8713                               9008                               8668
10/31/98                        9092                               9739                               9280
11/30/98                        9790                              10329                               9849
12/31/98                       10309                              10924                              10635
1/31/99                        10788                              11381                              11090
2/28/99                        10569                              11027                              10635
3/31/99                        11557                              11468                              11113


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. The above illustration assumes a $10,000 investment on June 26, 1998, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of securities that differs from the composition of each Stein Roe fund; it is not available for direct investment. Lipper data is from 6/30/98 to 3/31/99.

--------------------------------------------------------------------------------
Fund Highlights
--------------------------------------------------------------------------------

                            Large Company Focus Fund

                    Top 10 Equity Holdings (% of Net Assets)
------------------------------------------------------------------------------------------------------------------------------------

Associates First Capital           7.7%     MCI WorldCom                       5.4%
Microsoft                          7.6      Clorox                             5.1
Interpublic Group of Companies     6.5      AirTouch Communications            4.8
Household International            6.4      American Home Products             4.5
SouthTrust                         6.0      Cisco Systems                      4.1


------------------------------------------------------------------------------------------------------------------------------------

                           Equity Portfolio Highlights
                                                    PORTFOLIO       S&P 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
Number of Holdings                                        24              500
Median Market Value ($ Mil.)                         $26,510          $60,137


------------------------------------------------------------------------------------------------------------------------------------
                                                    Economic Sector Breakdown
                                                       As of March 31, 1999
                                             Equity Portfolio       S&P 500 Index

Basic Materials                                   2                        2
Consumer Cyclical                                14                       14
Consumer Noncyclical                             18                       21
Energy                                            2                        7
Financial                                        21                       16
Industrial                                        2                        8
Technology                                       27                       22
Utilities                                        14                       10

------------------------------------------------------------------------------------------------------------------------------------
                                Asset Allocation
                              As of March 31, 1999
Equities                                 4.8%
Cash & Equivalents                      95.2

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------
An Interview with Michael Rega and James Haynie, Portfolio Managers of Special Venture Fund and SR&F Special Venture Portfolio*
                                    Fund Data
   Investment Objective:
   Stein Roe Special Venture
   Fund seeks long-term growth with a diversified portfolio that invests in attractively valued companies. The portfolio emphasizes investments in financially strong small and midsized companies.

   Fund Inception:
   Oct. 17, 1994

   Total Net Assets:
   $65.8 million
On October 7, 1998, Michael Rega and James Haynie became portfolio managers for Special Venture Fund and Special Venture Portfolio.

Q: How did the Fund perform between October 1998 and March 1999?

Rega: The Fund had a disappointing total return of -9.04% for the six months ended March 31, 1999. We underperformed the average small-cap fund as well as the unmanaged Russell 2000 Index as shown on page 3. This was due in part to a restructuring of the portfolio.

Q: Since you began managing the Fund in October, what has been your strategic positioning?

Haynie: Our management philosophy is this:
   In selecting stocks, we look for
evidence that the company's management is committed to becoming a leader in its industry. Or, in the case of a company that has strong growth prospects but has experienced a temporary setback, we evaluate what management has done to turn around the situation.
   We also evaluate a stock's price relative to its peers. We try to buy stocks of companies that are doing good things at good prices. Since October, we have reduced our commitments to some sectors and added more emphasis in areas where the Fund had not been heavily invested.
   We generally do not let any stock in the portfolio appreciate so much that it grows beyond 5% of total net assets.

photo of James Haynie      Michael Rega
James Haynie      Michael Rega

--------------------------------------------------------------------------------
Q&A Continued
--------------------------------------------------------------------------------
   We made three significant changes to the Fund since October. We:
  oSold many names formerly held in the portfolio oIncreased the number of holdings and oBroadened the Fund's sector diversification.

Q: Aside from the restructuring, was there anything about the makeup of the Fund that resulted in negative returns compared to the Fund's peer group average and benchmark for the six-month period?

Rega: Since September, investors have favored large-company stocks. Bigger was better, and the smallest stocks generally performed the worst. The Fund did not own stocks with direct Internet business exposure. Internet-related stocks were the strongest performers of the small-cap market over the past six months, and their absence from the portfolio negatively affected our short-term results.
   The Fund also lost value in stocks that turned in poor operating results. These included Staffmark (0.3% of net assets), a staffing services company hurt by lower demand for staffing; LandAmerica Financial Group (0.5% of net assets), which suffered from a decrease in refinancing activity, and Brightpoint Inc., (0.4% of net assets), a wireless phone equipment distributor whose sales in Latin America and Asia declined.

Q: What kinds of stocks performed well?

Haynie: The Fund benefited from Ames Department Stores, CEC Entertainment and Comair Holdings Corp. (2.2%, 1.2% and 0.9% of net assets, respectively). Ames is an example of a positive turnaround story driven by strong management. Revenues have increased as store remodelings, better promotions, and the acquisition of Hill's Department Stores have helped restore top line growth. We started buying Ames in November 1998; since then, its share price has risen more than 30%.

Q: What is the current market environment?
Rega: We haven't seen small-cap stocks priced this low relative to large-cap stocks since the early 1970s. While valuation is our friend, current market psychology is not. We believe the divergence between small- and large-cap stocks will ultimately narrow, but it's difficult to predict how soon this will occur.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have gain or loss when you sell shares. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of 3/31/99 and are subject to change. Investments in smaller companies may experience greater volatility. The Russell 2000 Index is an unmanaged group of securities that differs from the composition of each Stein Roe fund; it is not available for direct investment.

* SR&F Special Venture Portfolio and Stein Roe Special Venture Fund closed to new investors effective May 10, 1999 and will be liquidated on or before June 28, 1999.

--------------------------------------------------------------------------------
Investment Comparison
--------------------------------------------------------------------------------


Growth of a $10,000 Investment

-----------------------------------------------------------------------------------------------------------------------------------
Special Venture Fund
Date        Fund                       Russell 2000 Index        Lipper Small-cap Fund Average
10/01/94    10000                      10000                     10000
3/31/95     10805                      10309                     10416
9/30/95     12399                      12389                     12706
3/31/96     14036                      13303                     13762
9/30/96     16343                      14016                     15051
3/31/97     15436                      13983                     14343
9/30/97     19894                      18668                     19472
3/31/98     19704                      19858                     20440
9/30/98     13517                      15118                     15359
3/31/99     12283                      16630                     17187

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. The above illustration assumes a $10,000 investment on October 17, 1994, and reinvestment of income and capital gains distributions. The Russell 2000 Index shown is an unmanaged group of small-company stocks that differs from the composition of each Stein Roe fund; it is not available for direct investment. Lipper data is from 10/31/94 to 3/31/99.

--------------------------------------------------------------------------------
Fund Highlights
--------------------------------------------------------------------------------
                         SR&F Special Venture Portfolio

                    Top 10 Equity Holdings (% of Net Assets)
------------------------------------------------------------------------------------------------------------------------------------

Regis                              4.3%     Black Box                          2.2%
Interim Services                   2.8      Xomed Surgical Products            1.9
Catalina Marketing                 2.7      Metamor Worldwide                  1.8
National Computer Systems          2.3      Petroleum Geo-Services             1.6
Ames Department Stores             2.2      Semtech                            1.6


------------------------------------------------------------------------------------------------------------------------------------

                           Equity Portfolio Highlights
                                                                     RUSSELL 2000
                                                       PORTFOLIO         INDEX
------------------------------------------------------------------------------------------------------------------------------------
Number of Holdings                                       147            2,000
Weighted Median Market Value ($ Mil.)                    784              390


------------------------------------------------------------------------------------------------------------------------------------
                                                    Economic Sector Breakdown
                                                       As of March 31, 1999
                                             Equity Portfolio       Russell 2000 Index

Basic Materials                                   2                        2
Consumer Cyclical                                24                       14
Consumer Noncyclical                             13                       21
Energy                                            4                        7
Financial                                        15                       16
Industrial                                       20                        8
Technology                                       20                       22
Utilities                                         2                       10

------------------------------------------------------------------------------------------------------------------------------------
                                              Asset Allocation
                            As of March 31, 1998            As of March 31, 1999
Equities                            95.2%                           97.6%
Cash & Equivalents                   4.8                             2.4

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------
An Interview with Gloria Santella, Portfolio Manager of Stein Roe Capital Opportunities Fund*
                                    Fund Data
   Investment Objective:
   Stein Roe Capital Opportunities Fund seeks long-term growth by investing primarily in the common stocks of aggressive growth companies.

   Fund Inception:
   Sept. 30, 1969

   Total Net Assets:
   $586 million



Q: How did the Fund perform for the six months ended March 31, 1999?

Santella: The Fund had a total return of 13.07% for the six months ended March
31. That compares with a total return of 28.71% for the average fund in Lipper, Inc.'s capital appreciation category.
   As a whole, the outperformance of large-cap stocks persisted for the six-month period. Because the median market capitalization of the Fund's peer group is in the large-cap sector, the poor market performance of small- and midcap holdings was the primary force in the Fund's underperformance relative to its Lipper category. Last year's third quarter market correction extended into early October, culminating in a substantial sell-off in the small- and midcap sectors. From the end of the third quarter through October 8, the S&P MidCap 400 Index fell 10% and the small-cap Russell 2000 Index fell 15%, versus only a 1.4% decline in the Dow Jones Industrial Average.

   Photo of: Gloria Santella
   Gloria Santella

   After the market bottom of October 8, the small- and midcap sectors rebounded strongly with the portfolio's holdings rebounding 43%, as a group, off their 1998 calendar year-end lows. This rally continued early into 1999, but reversed in February when interest rates began to rise. Although the Dow Jones Industrial Average (DJIA) set record levels, the small- and midcap sectors sold off again, as evidenced by the 5.42% decline in the Russell 2000, and the 6.38% decline in the S&P MidCap 400 Index first quarter of 1999. This compares to a gain of 4.98% for the S&P 500.

--------------------------------------------------------------------------------
Q&A Continued
--------------------------------------------------------------------------------

Q: How did you respond to the market's volatility?

Santella: We have historically used periods of market declines as opportunities to purchase stocks. We were very active in the recent quarters, purchasing 18 new companies for the Portfolio at what we believe were attractive prices.

Q: In what sectors are the portfolio's investments now focused?

Santella: The portfolio is focused on the higher growth segments of the economy. The Fund continues to have substantial exposure to strong consumer spending through its leisure, media and specialty retail stocks. Some of our top holdings include the world's largest cruise line operator, Carnival, Clear Channel Communications, a leading operator of radio stations, and Best Buy, a dominant retailer of consumer electronics (3.0%, 4.1% and 2.6% of total net assets, respectively). We also continue to favor the technology sector, especially companies that are benefiting from the rapid growth in the tele communications, global networking and Internet sectors. Two of our top technology holdings are telecom equipment manufacturer Tellabs, and Flextronics, a provider of contract manufacturing services for the electronics and telecom industry (2.3% and 1.6% of net assets, respectively).

Q: What sectors or stocks have provided a boost to performance in the portfolio?

Santella: The top performing sector for the six-month period was the specialty retail sector. This reflects robust consumer spending trends. Our top performing retail stock, Best Buy, generated a return of 124% since its purchase in October. As a leading retailer of consumer electronics, it is a direct beneficiary of consumer spending on electronics and appliances for the home, and is also well-positioned to benefit from an emerging product cycle in digital electronics. Other retailers that performed well include department store operator Kohl's Corp. and office supplies retailer Staples Inc. (1.2% and 1.8% of net assets, respectively), which were up 85% and 63%, respectively during the first half of fiscal 1999.

Q: Were there any specific sectors or issues that hurt performance?

Santella: Our health care exposure negatively impacted performance. One stock in particular, Omnicare (1.9% of net assets), declined 52% over the past six months. The stock underperformed due to the uncertainty presented by ongoing Medicare changes. The market perception is that the change in Medicare reimbursement policy will hit this operator of nursing home pharmacies hard. The

-------------------------------------------------------------------------------
Q&A Continued
-------------------------------------------------------------------------------
company, on the other hand, has little direct Medicare exposure. In fact, they believe they will be a long-term beneficiary of Medicare reform since it will serve to eliminate inefficient competitors. We have found Omnicare to be a consistent operator based on 16 straight quarters of at least 25% earnings growth.
As future earnings come through, we believe the company will generate solid investment results.

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have gain or loss when you sell shares. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of 3/31/99 and are subject to change. Investments in smaller companies may experience greater volatility. Each index mentioned is an unmanaged group of securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Lipper, Inc. is a monitor of mutual fund performance.

* Erik P. Gustafson and David P. Brady were named portfolio managers of Stein Roe Capital Opportunities Fund effective May 6, 1999.





Investment Comparison

------------------------------------------------------------------------------------------------------------------------------------


Growth of a $10,000 Investment

------------------------------------------------------------------------------------------------------------------------------------
Capital Opportunities Fund
Date              Cap Opp Fund           S&P MidCap 400 Index          Lipper Fund Average
3/31/89           10000                  10000                         10000
3/31/90           11826                  11987                         11405
3/31/91           10876                  14435                         12693
3/31/92           13463                  17532                         14964
3/31/93           14668                  20368                         16861
3/31/94           17521                  21619                         18288
3/31/95           20021                  23420                         19525
3/31/96           31778                  30119                         25352
3/31/97           27438                  33318                         26744
3/31/98           40135                  49656                         37457
3/31/99           34133                  49880                         40885

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. The above illustration assumes a $10,000 investment on March 31, 1989, and reinvestment of income and capital gains distributions.
The S&P MidCap 400 Index is an unmanaged group of securities that differs from the composition of each Stein Roe fund; it is not available for direct investment.

--------------------------------------------------------------------------------
Fund Highlights

------------------------------------------------------------------------------------------------------------------------------------
                           Capital Opportunities Fund

                    Top 10 Equity Holdings (% of Net Assets)
------------------------------------------------------------------------------------------------------------------------------------

Papa John's International          4.5%     Paychex                            3.2%
Clear Channel Communications       4.1      Carnival                           3.0
Fiserv                             4.1      Best Buy                           2.6
Ceridian                           3.3      Steiner Leisure                    2.6
Visx                               3.3      Heftel Broadcasting                2.4


------------------------------------------------------------------------------------------------------------------------------------

                           Equity Portfolio Highlights
                                                                      S&P MIDCAP
                                                       PORTFOLIO       400 INDEX
------------------------------------------------------------------------------------------------------------------------------------
Number of Holdings                                          53              400
Weighted Median Market Value ($ Mil.)                    3,806            2,724


------------------------------------------------------------------------------------------------------------------------------------
                                                    Economic Sector Breakdown
                                                       As of March 31, 1999
                                             Equity Portfolio       Russell 2000 Index

Basic Materials                                  41                        4
Consumer Cyclical                                 x                       18
Consumer Noncyclical                             16                       12
Energy                                            x                        4
Financial                                        13                       15
Industrial                                        x                       13
Technology                                       30                       23
Utilities                                         x                       11

------------------------------------------------------------------------------------------------------------------------------------
                                Asset Allocation
                      As of March 31, 1998                As of March 31, 1999
Equities                      94.2%                              91.8%
Cash $ Equivalents             5.8                                8.2

--------------------------------------------------------------------------------
SR&F Growth Stock Portfolio
--------------------------------------------------------------------------------

Portfolio of Investments at March 31, 1999
(Dollar amounts in thousands)
(Unaudited)
                                                            NUMBER        MARKET
Common Stocks (97.6%)                                    OF SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Business Services (5.3%)
America Online.......................................      200,000    $   29,200
Paychex..............................................      650,000        30,834
                                                                      ----------
                                                                          60,034
Capital Equipment (1.6%)
Applied Materials....................................      300,000        18,506

Computer and Computer Software (13.3%)
Cisco Systems (a)....................................      550,000        60,259
EMC Corp. ...........................................      350,000        44,712
Microsoft (a)........................................      500,000        44,813
                                                                      ----------
                                                                         149,784
Consumer-Related (4.8%)
Gillette.............................................      500,000        29,719
Procter & Gamble.....................................      250,000        24,484
                                                                      ----------
                                                                          54,203
Distribution - Retail (8.5%)
Home Depot...........................................      650,000        40,462
Kohl's (a)...........................................      500,000        35,438
Walgreen Co..........................................      700,000        19,775
                                                                      ----------
                                                                          95,675
Electrical Equipment (3.4%)
General Electric.....................................      350,000        38,719

Financial Services (8.4%)
Citigroup............................................      700,000        44,712
Fannie Mae...........................................      500,000        34,625
Morgan Stanly Dean Witter............................      150,000        14,991
                                                                      ----------
                                                                          94,328
Food, Beverage and Tobacco (1.6%)
Coca-Cola............................................      300,000        18,413

Health Care (3.1%)
Johnson & Johnson....................................      250,000        23,422
Monsanto.............................................      250,000        11,484
                                                                      ----------
                                                                          34,906
Insurance (4.3%)
American International Group.........................      400,000        48,250

Leisure and Entertainment (5.6%)
Walt Disney..........................................      650,000        20,231
Time Warner..........................................      600,000        42,638
                                                                      ----------
                                                                          62,869
Manufacturing (2.6%)
Tyco International...................................      400,000        28,700

Medical Supplies (6.3%)
Cardinal Health......................................      525,000        34,650
Medtronic............................................      500,000        35,875
                                                                      ----------
                                                                          70,525


--------------------------------------------------------------------------------
SR&F Growth Stock Portfolio Continued
--------------------------------------------------------------------------------

                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Oil and Gas (1.6%)
Schlumberger Limited.................................      300,000    $   18,056

Pharmaceutical (11.5%)
Eli Lilly & Co.......................................      400,000        33,950
Merck & Co...........................................      300,000        24,056
Pfizer...............................................      300,000        41,625
Warner-Lambert.......................................      450,000        29,784
                                                                      ----------
                                                                         129,415
Semi-Conductor Manufacturer (2.1%)
Intel................................................      200,000        23,775

Telecommunications (12.3%)
Lucent Technologies..................................      300,000        32,325
MCI WorldCom (a).....................................      650,000        57,566
Motorola.............................................      200,000        14,650
Tellabs (a)..........................................      350,000        34,213
                                                                      ----------
                                                                         138,754
Toys (1.3%)
Mattel...............................................      600,000        14,925
                                                                      ----------
Total Common Stocks (Cost $539,923)..................                  1,099,837
                                                                      ----------
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
Short-Term Obligations (2.9%)                               AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Paper (2.9%)
Associates Corp. of North America 5.000% 4/1/99
(Cost $32,645).......................................    $ 32,645         32,645
                                                                      ----------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (100.5%)
(Cost $572,568)......................................                  1,132,482

Other Assets, Less Liabilities (-0.5%)...............                     (5,571)
                                                                      ----------
Total Net Assets (100.0%)............................                 $1,126,911
                                                                      ==========
------------------------------------------------------------------------------------------------------------------------------------
Notes to Portfolio of Investments
------------------------------------------------------------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At March 31, 1999, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was
    $559,914, consisting of gross unrealized appreciation of $566,783 and gross unrealized depreciation of $6,869.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Growth Opportunities Fund
--------------------------------------------------------------------------------

Portfolio of Investments at March 31, 1999
(Dollar amounts in thousands)
(Unaudited)
                                                            NUMBER        MARKET
Common Stocks (98.1%)                                    OF SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Business Services (8.4%)
ABR Information Services (a).........................       13,000        $ 226
AHL Services (a).....................................       24,000          492
Getty Images (a).....................................       60,000        1,260
Iron Mountain (a)....................................       26,500          828
Romac International..................................       43,000          366
Snyder Communications................................       40,000        1,115
                                                                        --------
                                                                           4,287
Computer Software (11.3%)
Digital River........................................       10,000          400
HNC Software (a).....................................       20,000          655
Mercury Interactive..................................       16,000          570
Microsoft (a)........................................       20,000        1,793
Novell...............................................       30,000          756
Oracle Corp..........................................       14,500          382
Smith-Gardner........................................       30,000          424
Synopsys Inc. (a)....................................       10,000          538
Webtrends............................................        6,000          292
                                                                        --------
                                                                           5,810
Computer and Telecommunications Hardware (7.0%)
Cisco Systems (a)....................................        7,000          767
Dell Computer........................................       10,000          409
EMC Corp.............................................        4,000          511
Intel Corp...........................................       11,000        1,308
Sun Microsystems.....................................        5,000          624
                                                                        --------
                                                                           3,619
Financial Services (7.7%)
Associates First Capital, Class A....................       14,000          630
Citigroup............................................       15,000          958
Freddie Mac..........................................       13,000          743
Kansas City Southern Industries......................       19,000        1,083
Wells Fargo .........................................       15,000          526
                                                                        --------
                                                                           3,940
Health Care (21.2%)
Alza (a).............................................       12,000          459
Biogen...............................................        8,000          915
Biomet...............................................       17,000          713
Bausch & Lomb........................................       12,000          780
Cardinal Health......................................       12,000          792
Forest Laboratories, Class A (a).....................       17,000          958
Health Management Associates, Class A (a)............       55,000          670
IMS Health...........................................       20,000          662
Medtronic............................................        3,500          251
Merck................................................       10,000          802
Monsanto.............................................       24,000        1,102
Omnicare.............................................       40,000          762
Orthodontic Centers of America (a)...................       26,000          410
PAREXEL International (a)............................       30,000          621
Shire Pharmaceuticals Group (a)......................       14,000          319
VISX.................................................        6,000          645
                                                                        --------
                                                                          10,861

--------------------------------------------------------------------------------
Growth Opportunities Fund Continued
--------------------------------------------------------------------------------

                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Leisure and Entertainment (2.6%)
Carnival, Class A....................................       18,000       $  874
Sunterra (a).........................................       48,000          468
                                                                        --------
                                                                           1,342
Media (14.6%)
Chancellor Media (a).................................       18,000          848
Clear Channel Communications.........................       15,000        1,006
Comcast..............................................        3,500          220
Fox Entertainment....................................       35,000          949
Infinity Broadcasting................................       25,000          644
Infospace.com........................................        5,000          443
Market Watch.com.....................................        5,000          369
Outdoor Systems (a)..................................       20,000          600
Time Warner..........................................       16,000        1,137
Univision Communications, Class A (a)................       25,000        1,250
                                                                        --------
                                                                           7,466
Retail (7.9%)
Children's Place.....................................       16,000          431
Dollar Tree Stores (a)...............................       18,000          557
Home Depot...........................................       12,000          747
Kohl's (a)...........................................        9,000          638
MSC Industrial Direct................................       27,500          468
Papa John's International (a)........................       15,000          662
Select Comfort.......................................       19,000          530
                                                                        --------
                                                                           4,033
Technology Services (7.7%)
Fiserv (a)...........................................       18,000          965
International Telecommunications Data Systems (a)....       40,000          495
Solectron (a)........................................       22,000        1,068
Sterling Commerce (a)................................       13,000          400
Sungard Data Systems (a).............................       26,000        1,040
                                                                        --------
                                                                           3,968
Telecommunications (9.7%)
AT&T ................................................       12,000          958
Covad................................................        5,600          368
Equant N V...........................................        6,500          489
Level 3 Communications...............................        4,000          291
Lucent Technologies..................................        8,000          862
MCI WorldCom (a).....................................       14,000        1,240
Pinnacle Holdings....................................       50,000          756
                                                                        --------
   ..................................................                     4,964
                                                                        --------
Total Common Stocks (Cost $40,077)...................                     50,290
                                                                        --------
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
Short-Term Obligations (2.8%)                               AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper (2.8%)
Associates First Capital  5.000% 04/01/99............      $ 1,410        1,410
                                                                        --------
Total Short-Term Obligations (Cost $1,410)...........                      1,410
                                                                        --------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth Opportunities Fund Continued
--------------------------------------------------------------------------------

                                                                          MARKET
                                                                           VALUE
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (100.9%)
(Cost $41,487) (b)...................................                  $ 51,700
Other Assets, Less Liabilities (-0.9%)...............                       (451)
                                                                        --------
Total Net Assets (100.0%)............................                  $ 51,249
                                                                        ========
------------------------------------------------------------------------------------------------------------------------------------
Notes to Portfolio of Investments
------------------------------------------------------------------------------------------------------------------------------------
(a) Non-income producing security.
(b)At March 31, 1999, the cost of investments for federal income tax purposes was $41,546. Net unrealized appreciation was $10,154, consisting of gross unrealized appreciation of $12,248 and gross unrealized depreciation of
   $2,094.

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
SR&F Special Portfolio
--------------------------------------------------------------------------------

Portfolio of Investments at March 31, 1999
(Dollar amounts in thousands)
(Unaudited)
                                                            NUMBER        MARKET
Common Stocks (87.9%)                                    OF SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Aerospace (0.4%)
B. F. Goodrich ......................................      88,000        $ 3,020

Banks (4.4%)
Golden West Financial................................     153,900        14,697
Washington Mutual....................................     382,600        15,639
                                                                        --------
                                                                          30,336
Building - Residential/Commercial (0.3%)
Standard Pacific.....................................     150,000         1,931

Business Services (1.2%)
Interim Services (a).................................     550,000         8,250

Chemicals (0.9%)
Wellman..............................................     700,000         6,213

Computer Services (3.9%)
Creative Technology..................................     367,000         4,198
Sequent Computer Systems.............................     265,000         2,402
Silicon Graphics (a).................................   1,230,000        20,526
                                                                        --------
                                                                          27,126
Diversified Operations (2.3%)
Aeroquip-Vickers.....................................      40,500         2,321
Alexander & Baldwin..................................     298,000         5,848
Eaton................................................      59,000         4,218
U.S. Industries......................................     204,900         3,368
                                                                        --------
                                                                          15,755
Drugs (2.8%)
Perrigo..............................................   2,621,500        19,006

Electrical Equipment (2.8%)
Littelfuse (a).......................................     690,000        12,679
Littelfuse warrants (a)..............................     547,200         6,703
                                                                        --------
                                                                          19,382
Electronics and Instrumentation (3.0%)
AVX..................................................     880,300         14,085
Kent Electronics (a).................................     511,000         5,078
Lam Research.........................................      45,000         1,305
                                                                        --------
                                                                          20,468
Energy and Related Services (4.8%)
Cross Timbers Oil....................................   1,766,225        12,474
Diamond Offshore Drilling............................     192,000         6,072
Petroleum Geo-Services ADRs (a)......................     447,400         6,823
Tidewater............................................     291,000         7,530
                                                                        --------
                                                                          32,899
Financial Services (0.3%)
The PMI Group........................................      50,000         2,319


--------------------------------------------------------------------------------
SR&F Special Portfolio Continued
--------------------------------------------------------------------------------

                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Health Services and Equipment (10.8%)
Acuson (a)...........................................   1,306,700      $ 19,519
Columbia/HCA Healthcare..............................     604,900        11,455
First Health Group (a)...............................     895,200        14,379
HEALTHSOUTH..........................................     210,000         2,178
Invacare.............................................     821,850        19,981
Mallinckrodt.........................................     262,700         6,994
                                                                        --------
                                                                          74,506
Industrial Products (2.3%)
Carlisle Companies...................................     342,000        15,989

Insurance Companies (3.5%)
20th Century Industries..............................   1,091,700        17,740
IPC Holdings.........................................     175,000         3,478
Travelers Property Casualty - Class A................      73,000         2,610
                                                                        --------
                                                                          23,828
Leisure and Entertainment (0.4%)
Brunswick............................................     146,000         2,783

Machinery (4.4%)
AGCO ................................................     500,000         3,281
Albany International - Class A.......................     256,840         4,816
Flowserve............................................     315,000         4,902
Regal Beloit.........................................     106,000         1,915
Robbins & Myers......................................     139,300         2,403
Stewart & Stevenson Services.........................   1,724,400        13,256
                                                                        --------
                                                                          30,573
Manufacturing - General Industry (1.8%)
Dexter Corp..........................................     275,000          8,662
Smith (A.O)..........................................     193,000         3,667
                                                                        --------
                                                                          12,329
Metals (2.9%)
Barrick Gold.........................................     550,000         9,384
Freeport-McMoRan Copper & Gold.......................     600,000         6,525
Newmont Mining.......................................     216,400         3,787
                                                                        --------
                                                                          19,696
Metal Processors (0.9%)
Timken...............................................     398,900         6,482

Mining and Agriculture (2.8%)
Cyprus Amax Minerals.................................     715,000         8,669
Placer Dome..........................................     947,300        10,597
                                                                        --------
                                                                          19,266
Motor Vehicles (3.3%)
Dana.................................................     150,000         5,700
Superior Industries International....................     735,200        17,093
                                                                        --------
                                                                          22,793
Office Furnishings (0.9%)
Steelcase - Class A..................................     384,000         5,832

Packaging (1.5%)
Crown Cork & Seal....................................     336,000         9,597


--------------------------------------------------------------------------------
SR&F Special Portfolio Continued
--------------------------------------------------------------------------------

                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Paper & Related Products (0.5%)
Glatfelter (P. H.)...................................     308,000       $ 3,446

Steel (1.1%)
Carpenter Technology.................................     300,000         7,781

Retail (4.3%)
Borders Group (a)....................................     310,000         4,359
Consolidated Stores (a)..............................     417,250        12,648
General Nutrition....................................     535,800         7,501
Pier 1 Imports.......................................     375,000         3,047
Toys "R" Us..........................................     121,000         2,276
                                                                        --------
                                                                          29,831
Rubber (1.1%)
Bandag                                                     85,000          2,391
Cooper Tire & Rubber                                      300,000          5,512
                                                                        --------
                                                                           7,903
Security (1.8%)
Pittston Brink's Group                                    540,200         12,695

Specialty Chemicals (5.2%)
Imperial Chemical Industries ADRs....................     375,400        13,444
Minerals Technologies................................     150,500         7,224
OM Group.............................................     459,500        15,164
                                                                        --------
                                                                          35,832
Technology Services (1.4%)
Seagate Technology (a)...............................     335,800         9,927

Telecommunications (4.4%)
Andrew Corp. (a).....................................   1,053,900        12,976
Telephone & Data Systems.............................     308,000        17,402
                                                                        --------
                                                                          30,378
Textiles and Apparel (4.5%)
Guilford Mills.......................................     220,000         1,925
Nautica Enterprises..................................     165,000         1,867
Reebok International.................................     211,000         3,350
Springs Industries - Class A.........................     126,000         3,410
Unifi................................................     785,475        10,015
Wolverine World Wide.................................   1,061,000        10,080
                                                                        --------
                                                                          30,647
Vitamins & Nutrition Products (0.5%)
Rexall Sundown.......................................     175,000         3,358

Wire & Cable Products (0.5%)
Belden...............................................     185,000         3,157
                                                                        --------
Total Common Stocks (Cost $604,750)..................                   605,334
                                                                        --------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SR&F Special Portfolio Continued
--------------------------------------------------------------------------------

                                                         PRINCIPAL        MARKET
Short-Term Obligations (12.2%)                              AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper (12.2%)
Associates First Capital 5.000% 4/1/99...............     $ 32,040      $ 32,040
Safeway 5.150% 4/1/99................................       22,075        22,075
Volvo Treasury 5.100% 4/1/99.........................       30,000        30,000
                                                                        --------
Total Short-Term Obligations (Cost $84,115)..........                     84,115
                                                                        --------
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (100.1%)
(Cost $688,865) (b)..................................                    689,449
Other Assets, Less Liabilities (-0.1%)...............                      (538)
                                                                        --------
Total Net Assets (100.0%)............................                   $688,911
                                                                        ========
------------------------------------------------------------------------------------------------------------------------------------
Notes to Portfolio of Investments
------------------------------------------------------------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At March 31, 1999, the cost of investments for federal income tax purposes was $692,047. Net unrealized depreciation was $2,598, consisting of gross unrealized appreciation of $91,604 and gross unrealized depreciation of
    $94,202.

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
Large Company Focus Fund
--------------------------------------------------------------------------------

Portfolio of Investments at March 31, 1999
(Dollar amounts in thousands)
(Unaudited)
                                                            NUMBER        MARKET
Common Stocks (95.2%)                                    OF SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Basic Materials (2.2%)
E.I. du Pont de Nemours..............................      20,700       $ 1,202

Capital Goods (5.7%)
Avery Dennison.......................................      35,100         2,018
Dover................................................      31,400         1,032
                                                                        --------
                                                                           3,050
Communication Services (10.2%)
AirTouch Communications (a)..........................      26,800         2,590
MCI WorldCom (a).....................................      32,400         2,869
                                                                        --------
                                                                           5,459
Consumer Cyclicals (11.2%)
Interpublic Group of Companies.......................      44,800         3,489
Mattel...............................................      65,000         1,617
New York Times.......................................      30,400           866
                                                                        --------
                                                                           5,972
Consumer Staples (7.4%)
Clorox...............................................      23,100         2,707
Comcast, Class A.....................................      20,000         1,259
                                                                        --------
                                                                           3,966
Energy (2.2%)
Schlumberger Limited.................................      19,500         1,174

Financials (20.1%)
Associates First Capital.............................      92,000         4,140
Household International..............................      74,800         3,413
SouthTrust...........................................      85,800         3,201
                                                                        --------
                                                                          10,754
Healthcare (11.5%)
American Home Products...............................      36,900         2,408
Becton, Dickinson & Co...............................      49,400         1,893
Eli Lilly & Co.......................................      21,500         1,825
                                                                        --------
                                                                           6,126
Technology (21.9%)
Cisco Systems (a)....................................      19,950         2,186
EMC .................................................      11,400         1,456
Intel................................................      16,900         2,009
Intuit ..............................................       7,000           712
Microsoft (a)........................................      45,600         4,087
Sun Microsystems.....................................      10,000         1,249
                                                                        --------
                                                                          11,699
Utilities (2.8%)
AES..................................................      41,200         1,535
                                                                        --------
Total Common Stocks (Cost $44,166)...................                    50,937
                                                                        --------
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Large Company Focus Fund Continued
--------------------------------------------------------------------------------

                                                         PRINCIPAL        MARKET
Short-Term Obligation (4.1%)                                AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper (4.1%)
Associates Corp. of North America 5.000% 4/1/99
(Cost $2,185)........................................     $ 2,185       $ 2,185
                                                                        --------

Total Investments (99.3%)
(Cost $46,351) (b)...................................                    53,122
Other Assets, Less Liabilities (0.7%)................                        349
                                                                        --------
Total Net Assets (100.0%)............................                  $ 53,471
                                                                        ========
------------------------------------------------------------------------------------------------------------------------------------
Notes to Portfolio of Investments
------------------------------------------------------------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At March 31, 1999, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was
    $6,771, consisting of gross unrealized appreciation of $9,308 and gross unrealized depreciation of $2,537.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
SR&F Special Venture Portfolio
--------------------------------------------------------------------------------

Portfolio of Investments at March 31, 1999
(Dollar amounts in thousands)
(Unaudited)
                                                            NUMBER        MARKET
Common Stocks (97.6%)                                    OF SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Construction (2.1%)
Building Construction (1.5%)
Lennar Corp..........................................        9,800         $ 219
NVR Inc. ............................................        7,000           295
Toll Brothers Inc. ..................................       27,400           497
                                                                        --------
                                                                           1,011
Heavy Construction-Non Building (0.6%)
Granite Construction Inc. ...........................       17,000           397

Finance, Insurance & Real Estate (12.7%)
Depository Institution (2.7%)
Astoria Financial Corp...............................        5,000           250
Bank United Corp., Class A...........................        9,300           380
Downey Financial Corp................................       23,000           421
Firstfed Financial Corp..............................       33,300           535
Webster Financial Corp...............................        7,500           216
                                                                        --------
                                                                           1,802
Insurance Carriers (7.1%)
ARM Financial Group Inc., Class A....................       27,600           412
Chicago Title Corp...................................        8,000           291
CMAC Investment Corp.................................       14,400           562
Capital Re Corp......................................       31,600           545
Delphi Financial Corp., Class A......................       11,500           390
Enhance Financial Services Group.....................       20,200           460
Fidelity National Financial Inc. ....................       17,600           264
Fremont General Corp.................................       52,600         1,003
Landamerica Financial Group..........................       10,900           316
Orion Capital Corp...................................       15,000           469
                                                                        --------
                                                                           4,712
Nondepository Credit (1.5%)
Consumer Portfolio Services..........................      110,000           309
Resource America Inc., Class A.......................       21,400           185
Resource Bancshares Management Group.................       37,600           484
                                                                        --------
                                                                             978
Security Brokers & Dealers (1.4%)
Advest Group Inc. ...................................        9,200           170
Jefferies Group Inc. ................................        4,700           223
Raymond James Financial Inc. ........................       27,000           533
                                                                        --------
                                                                             926
Manufacturing (31.5%)
Apparel (0.9%)
Kellwood Co..........................................        8,700           192
Nautica Enterprises Inc. ............................       38,000           430
                                                                        --------
                                                                             622
Chemicals & Allied Products (3.5%)
Schulman Inc. (A)....................................       16,200           221
Barr Laboratories Inc. ..............................        5,600           171
Dexter Corp..........................................       18,000           567
Ferro Corp...........................................        3,000            74
Jones Pharma Inc. ...................................       17,700           615


--------------------------------------------------------------------------------
SR&F Special Venture Portfolio Continued
--------------------------------------------------------------------------------

                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Chemicals & Allied Products (continued)
Medicis Pharmaceutical Corp..........................       13,500         $ 405
Zonagen Inc. ........................................       11,800           253
                                                                        --------
                                                                           2,306
Electronic & Electrical Equipment (1.0%)
Applied Micro Circuits Corp..........................       14,800           633

Electronic Components (4.4%)
Park Electrochemical Corp............................       19,400           456
Plexus Corp..........................................       18,900           527
Qlogic Corp..........................................       13,300           893
Semtech Corp.........................................       32,600         1,039
                                                                        --------
                                                                           2,915
Fabricated Metal (1.1%)
Alliant Techsystems Inc. ............................        3,100           241
Barnes Group Inc. ...................................       19,000           356
Nortek Inc. .........................................        4,700           116
                                                                        --------
                                                                             713
Food & Kindred Products (1.8%)
Canandaigua Brands Inc., Class A.....................       10,600           534
Michael Foods Inc. ..................................       24,700           471
Smithfield Foods Inc. ...............................        7,300           166
                                                                        --------
                                                                           1,171
Furniture & Fixtures (1.3%)
Furniture Brands International Inc. .................       38,900           861

Machinery & Computer Equipment (6.0%)
Bell & Howell Co.....................................        5,800           170
Black Box Corp. (a)..................................       46,400         1,438
Gehl Co..............................................        2,300            34
J. Ray McDermott S.A. Inc. ..........................       11,700           350
Manitowoc Inc. ......................................        6,500           272
Nacco Industries Inc., Class A.......................        5,800           430
Pentair Inc. ........................................        5,600           189
SPS Technologies Inc. ...............................        2,900           114
Terex Corp...........................................       10,900           263
Xircom Inc. .........................................       18,200           457
Zebra Technologies Corp., Class A....................       11,500           273
                                                                        --------
                                                                           3,990
Measuring & Analyzing Instruments (4.3%)
ADAC Laboratories....................................       20,000           273
Colorado Medtech Inc. ...............................       17,200           191
Fossil Inc. .........................................       14,900           444
Maxxim Medical Inc. .................................        7,700           145
Ocular Sciences Inc. ................................       10,800           310
Visx Inc. ...........................................        2,200           237
Xomed Surgical Products Inc. ........................       31,950         1,254
                                                                        --------
                                                                           2,854
Paper Products (0.4%)
Wausau-Mosinee Paper Corp............................       17,100           239

--------------------------------------------------------------------------------
SR&F Special Venture Portfolio Continued
-------------------------------------------------------------------------------

                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Primary Metal (1.9%)
Mueller Industries Inc. .............................       14,800      $    331
Precision Castparts Corp.............................       14,100           568
RTI International Metals.............................       28,300           265
Ryerson Tull Inc. ...................................        8,700           128
                                                                        --------
                                                                           1,292
Printing & Publishing (0.9%)
Valassis Communications Inc. ........................       11,000           569

Stone, Clay, Glass & Concrete (0.9%)
Centex Construction Products Inc. ...................        2,400            84
Lone Star Industries  Inc. ..........................       16,400           508
                                                                        --------
                                                                             592
Textile Mill Products (1.0%)
Interface Inc. ......................................       69,800           672

Transportation Equipment (2.1%)
AAR Corp.............................................       25,600           456
Arvin Industries Inc. ...............................        9,000           303
Varlen Corp..........................................       22,000           484
Winnebago Industries Inc. ...........................       11,900           167
                                                                        --------
                                                                           1,410
Mining & Energy (3.1%)
Oil & Gas Extraction (2.9%)
Petroleum Geo-Services ADRs (a)......................       70,000         1,068
Pride International Inc. ............................       64,000           528
Stolt Comex Seaway S.A...............................       30,900           297
                                                                        --------
                                                                           1,893
Oil & Gas Field Servicing (0.2%)
Pool Energy Services  Co.............................        6,900           106

Retail Trade (9.1%)
Apparel & Accessory Stores (0.6%)
Ross Stores Inc. ....................................        8,800           386

Auto Dealers & Gas Stations (0.3%)
United Auto Group Inc. ..............................       25,100           191

General Merchandise Stores (3.7%)
Ames Department Stores Inc. .........................       38,900         1,444
Fred Meyer Inc. .....................................        5,500           324
Shopko Stores Inc. ..................................       22,000           657
                                                                        --------
                                                                           2,425
Miscellaneous Retail (1.3%)
Zale Corp............................................       19,100           653
Musicland Stores Corp................................       21,800           192
                                                                        --------
                                                                             845
Restaurants (3.2%)
CEC Entertainment Inc. ..............................       22,000           789
CKE Restaurants Inc. ................................       27,500           543
Foodmaker Inc. ......................................       29,800           760
                                                                        --------
                                                                           2,092

--------------------------------------------------------------------------------
SR&F Special Venture Portfolio Continued
--------------------------------------------------------------------------------

                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Services (30.3%)
Amusement & Recreation (0.5%)
Anchor Gaming........................................        7,200      $    315

Auto Repair, Rental & Parking (0.6%)
Midas Inc. ..........................................        5,900           197
XTRA Corp............................................        5,400           207
                                                                        --------
                                                                             404
Business Services (5.5%)
ADVO Inc. ...........................................       41,000           792
Interim Services Inc. (a)............................      123,000         1,845
Ogden Corp...........................................       19,000           457
Rent-Way Inc. .......................................       22,000           528
                                                                        --------
                                                                           3,622
Computer Related Services (6.9%)
Catalina Marketing Corp. (a).........................       21,100         1,812
DSP Group Inc. ......................................       26,000           382
Health Management Systems Inc. ......................       26,000           124
Henry (Jack) & Associates............................       10,900           401
National Computer Systems Inc. ......................       61,600         1,509
Personnel Group of America Inc. .....................       12,600            91
Staffmark Inc. ......................................       25,000           197
                                                                        --------
                                                                           4,516
Computer Software (4.1%)
Acclaim Entertainment Inc. ..........................       18,300           164
BMC Software Inc. ...................................         5805           215
Computer Horizons Corp...............................        8,300            91
Computer Task Group Inc. ............................        7,100           152
Data Dimensions Inc. ................................       75,600           350
Hyperion Solutions Corp..............................       28,500           413
PRI Automation Inc. .................................       22,500           473
Progress Software Corp. .............................       17,000           580
Symantec Corp. ......................................       16,300           276
                                                                        --------
                                                                           2,714
Engineering, Accounting, Research Management (1.6%)
Core Laboratories N.V................................        7,100           125
EG&G Inc. ...........................................        7,400           195
Jacobs Engineering Group.............................        6,500           256
Kendle International Inc. ...........................       11,200           225
Quest Diagnostics Inc. ..............................        4,400            98
URS Corp.............................................        8,600           155
                                                                        --------
                                                                           1,054
Health Services (4.0%)
Curative Health Services Inc. .......................       19,000           218
Hooper Holmes Inc. ..................................       42,800           669
IDEXX Laboratories Inc. .............................       10,500           251
Ostetech Inc. .......................................       19,800           681
Pediatrix Medical Group Inc. ........................       10,000           281
Rehabcare Group Inc. ................................       20,600           310
Total Renal Care Holdings............................       19,000           209
                                                                        --------
                                                                           2,619
Other Services (2.8%)
Metamor Worldwide Inc. ..............................       86,100         1,205
U.S.A. Floral Products Inc. (a)......................      105,200           664
                                                                        --------
                                                                           1,869

--------------------------------------------------------------------------------
SR&F Special Venture Portfolio Continued
--------------------------------------------------------------------------------

                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Personal Services (4.3%)
Regis Corp...........................................      106,350      $  2,831

Transportation, Commercial, Electrical, Gas & Sanitary Services (4.0%)
Air Transportation (1.8%)
Airborne Freight Corp................................       11,000           342
Comair Holdings Inc. ................................       24,000           567
Midwest Express Holdings.............................        9,200           270
                                                                        --------
                                                                           1,179
Electric Services (1.2%)
CMP Group Inc. ......................................       14,700           270
Public Service Co. of New Mexico.....................       30,000           510
                                                                        --------
                                                                             780
Sanitary Services (0.9%)
Piedmont Natural Gas Co..............................       17,500           612

Transportation Services (0.1%)
Avis Rent-A-Car Inc. ................................        2,200            61

Wholesale Trade (4.8%)
Durable Goods (2.4%)
Brightpoint Inc. ....................................       45,300           268
Ha-Lo Industries Inc. ...............................       37,000           456
Owens & Minor Holding Co.............................       18,600           188
Patterson Dental Co..................................       15,300           662
                                                                        --------
                                                                           1,574
Nondurable Goods (2.4%)
Bindley Western Industries Inc. .....................       12,600           360
Fresh Del Monte Produce..............................       13,900           258
Priority Healthcare Corp., Class B...................        5,644           255
United Stationers Inc. ..............................       20,700           316
Universal Holdings Corp..............................       14,500           370
                                                                        --------
                                                                           1,559
                                                                        --------
Total Common Stocks ($70,889)........................                     64,312
                                                                        --------
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
Short-Term Obligations (0.1%)                               AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Cash Equivalents-Taxable (0.1%)
Warburg Repurchase Agreement 4.900% 4/1/99
(Cost $74)...........................................        $ 74             74
                                                                        --------
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (97.7%)
(Cost $70,963)(b)....................................                     64,386
Other Assets, Less Liabilities (2.3%)................                      1,512
                                                                        --------
Total Net Assets (100.0%)............................                  $ 65,898
                                                                        ========
------------------------------------------------------------------------------------------------------------------------------------
Notes to Portfolio of Investments
------------------------------------------------------------------------------------------------------------------------------------
 (a) Non-income producing security.
 (b) At March 31, 1999, the cost of investments for federal income tax purposes was $71,911. Net unrealized depreciation was $7,525 consisting of gross unrealized appreciation of $4,431 and gross unrealized depreciation of
     $11,956.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Capital Opportunities Fund
--------------------------------------------------------------------------------

Portfolio of Investments at March 31, 1999
(Dollar amounts in thousands)
(Unaudited)
                                                            NUMBER        MARKET
Common Stocks (91.8%)                                    OF SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Business Services (11.3%)
ABR Information Services (a).........................      600,000     $ 10,425
Ceridian.............................................      540,000       19,744
Cintas...............................................      180,000       11,768
Iron Mountain (a)....................................      180,000        5,625
Paychex..............................................      400,000       18,975
                                                                       ---------
                                                                          66,537
Consumer Products and Services (4.0%)
Jones Apparel Group (a)..............................      300,000        8,381
Steiner Leisure (a)..................................      500,000       15,375
                                                                       ---------
                                                                          23,756
Data Processing Services (6.0%)
BISYS Group (a)......................................      200,000       11,250
Fiserv (a)...........................................      450,000       24,131
                                                                       ---------
                                                                          35,381
Education & Training (2.7%)
ITT Educational Services.............................      240,000        9,015
Provant..............................................      380,000        6,792
                                                                       ---------
                                                                          15,807
Health Care (12.7%)
Cardinal Health......................................      160,000       10,560
Omnicare.............................................      600,000       11,438
Quintiles Transnational (a)..........................      300,000       11,325
Shire Pharmaceuticals Group ADRs (a).................      480,000       10,950
STERIS (a)...........................................      420,000       11,183
VISX.................................................      180,000       19,361
                                                                       ---------
                                                                          74,817
Industrial Products (4.7%)
Gentex...............................................      600,000       12,938
MSC Industrial Direct, Class A (a)...................      600,000       10,200
Wilmar Industries (a)................................      300,000        4,444
                                                                       ---------
                                                                          27,582
Leisure and Entertainment (7.7%)
Carnival, Class A (a)................................      360,000       17,483
Imax.................................................      220,000        4,290
International Speedway, Class A......................       60,000        3,165
Promus Hotel (a).....................................      240,000        8,730
Royal Caribbean Cruises..............................      210,000        8,190
Speedway Motorsports.................................       40,000        1,650
Sunterra (a).........................................      200,000        1,950
                                                                       ---------
                                                                          45,458
Media (8.9%)
Chancellor Media.....................................      300,000       14,137
Clear Channel Communications.........................      360,000       24,142
Heftel Broadcasting..................................      330,000       14,314
                                                                       ---------
                                                                          52,593
Miscellaneous (3.0)
American Tower, Class A (a)..........................      450,000       11,025
Stewart Enterprises, Class A.........................      440,000        7,067
                                                                       ---------
                                                                          18,092

--------------------------------------------------------------------------------
Capital Opportunities Fund Continued
--------------------------------------------------------------------------------

                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
Restaurants (4.5%)
Papa John's International (a)........................      600,000     $ 26,475

Retail (10.9%)
Bed Bath & Beyond (a)................................      240,000        8,760
Best Buy.............................................      300,000       15,600
Children's Place.....................................      100,000        2,694
Dollar Tree (a)......................................      210,000        6,497
Kohl's (a)...........................................      100,000        7,087
Men's Warehouse......................................      440,000       12,705
Staples (a)..........................................      330,000       10,849
                                                                       ---------
                                                                          64,192
Technology (15.4%)
BMC Software.........................................      180,000        6,671
Broadcom, Class A....................................       50,000        3,081
Compuware ...........................................      200,000        4,775
Flextronics International............................      180,000        9,180
Genesis Microchip....................................      100,000        2,375
Inktomi..............................................       80,000        6,860
Lexmark International Group, Class A.................       40,000        4,470
Novell ..............................................      270,000        6,801
Sanmina..............................................      120,000        7,650
SunGard Data Systems (a).............................      330,000       13,200
Tellabs..............................................      140,000       13,685
Verisign ............................................       45,000        6,930
Yahoo................................................       30,000        5,051
                                                                       ---------
                                                                          90,729
                                                                       ---------
Total Common Stocks  (Cost $362,051).................                   541,419
                                                                       ---------
--------------------------------------------------------------------------------
                                                         PRINCIPAL
Short-Term Obligations (8.7%)                               AMOUNT
--------------------------------------------------------------------------------
Commercial Paper
Associates First Capital 5.000% 4/1/99...............     $ 26,260       26,260
Sprint Capital Corp. 5.100% 4/6/99...................       20,000       19,986
Volvo Treasury NA 5.100% 4/1/99......................        5,000       5,000
                                                                       ---------
Total Short-Term Obligations (Cost $51,246)..........                   51,246
                                                                       ---------
--------------------------------------------------------------------------------
Total Investments (100.5%)
(Cost $413,297) (b) .................................                    592,665
Other Assets, Less Liabilities (-0.5%)...............                     (3,067)
                                                                       ---------
Total Net Assets (100.0%)............................                  $589,598
                                                                       =========
--------------------------------------------------------------------------------
Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b)At March 31, 1999, the cost for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $179,368, consisting of gross unrealized appreciation of $194,516 and gross unrealized depreciation of $15,148.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------
March 31, 1999
(All amounts in thousands, except per-share data)
(Unaudited)

                                                                                              Large
                                                 Growth         Growth                      Company        Special        Capital
                                                  Stock  Opportunities        Special         Focus        Venture  Opportunities
                                                   Fund           Fund           Fund         Fund            Fund           Fund
                                             ---------- --------------      ---------     ---------      --------- --------------
Dividends
Assets
Investments in Portfolio, at value...........    $868,567           $ --       $688,757          $ --       $ 65,824          $ --
Investments, at market value (cost $41,487,
   $46,351 and $413,297, respectively).......         --          51,700            --         53,122            --         592,665
Receivable for investments sold..............         --             175            --            386            --           7,860
Receivable for fund shares sold..............         860              7            202           270            165            245
Dividends receivable.........................         --              10            --             41            --               4
Cash.........................................          25             28             25             4             25              3
Other assets.................................          56            --             117           --              16            103
                                               ----------      ---------      ---------     ---------      ---------      ---------
   Total assets..............................     869,508         51,920        689,101        53,823         66,030        600,880
                                               ----------      ---------      ---------     ---------      ---------      ---------
Liabilities
Payable for investments purchased............         --             463            --            183            --           6,035
Payable for fund shares redeemed.............       1,183            138          4,389            91            179          3,961
Payable to investment adviser and
   transfer agent............................         311             36            215            12             15            494
Other liabilities............................         200             34            638            66            181            792
                                               ----------      ---------      ---------     ---------      ---------      ---------
   Total liabilities.........................       1,694            671          5,242           352            375         11,282
                                               ----------      ---------      ---------     ---------      ---------      ---------
   Net assets................................    $867,814        $51,249       $683,859       $53,471       $ 65,655       $589,598
                                               ==========      =========      =========     =========      =========      =========
Analysis of Net Assets
Paid-in capital..............................    $332,099        $42,478       $510,005       $46,179       $105,191       $378,495
Net unrealized appreciation (depreciation)
   on investments and foreign
   currency translations.....................     499,642         10,213            558         6,771         (6,570)       179,368
Accumulated undistributed net investment
   income (loss).............................        (363)          (243)         1,683          (101)          (147)        (2,342)
Accumulated net realized gain (loss) on
   investments and foreign
   currency transactions.....................      36,436         (1,199)       171,613           622        (32,819)        34,077
                                               ----------      ---------      ---------     ---------      ---------      ---------
   Net assets................................    $867,814        $51,249       $683,859       $53,471       $ 65,655       $589,598
                                               ==========      =========      =========     =========      =========      =========
Shares outstanding (unlimited
   number authorized)........................      17,882          4,269         33,820         4,616          6,872         20,653
                                               ==========      =========      =========     =========      =========      =========
Net asset value per share....................     $ 48.53        $ 12.00      $   20.22       $ 11.58         $ 9.55        $ 28.55
                                               ==========      =========      =========     =========      =========      =========

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 1999 (All amounts in thousands, except per-share data) (Unaudited)

                                                                                                Large
                                                   Growth         Growth                      Company        Special        Capital
                                                    Stock  Opportunities        Special         Focus        Venture  Opportunities
                                                     Fund           Fund           Fund         Fund            Fund           Fund
                                               ---------- --------------      ---------     ---------      --------- --------------
Investment Income
Dividends allocated from Portfolio............    $ 2,126           $ --       $  4,279          $ --        $   117           $ --
Dividends.....................................        --              62            --            228            --             334
Interest allocated from Portfolio.............      1,208            --           3,912           --             420           --
Interest......................................        --              55            --             34            --           1,130
                                                 --------         ------       --------       -------        -------        -------
                                                    3,334            117          8,191           262            537          1,464
Foreign taxes withheld allocated
   from Portfolio.............................        --             --             (14)          --             --            --
                                                 --------         ------       --------       -------        -------        -------
   Total investment income....................      3,334            117          8,177           262            537          1,464
                                                 --------         ------       --------       -------        -------        -------
Expenses
Expenses allocated from Portfolio.............      2,208            --           3,143           --             464           --
Management fees...............................        --             191            --            182            --           2,211
Transfer agent fees...........................        857             90          1,012            53            111            916
Administrative fees...........................        571             40            543            36             69            401
Printing and postage..........................          7              2              8           --              14            223
Accounting fees...............................         21             12             22            12             13             20
SEC and state registration fees...............         12             27             26           --               1             18
Audit and legal fees..........................          5              8              6           --               4             13
Trustees' fees................................         15              7              7             9              7             --
Custodian fees................................          1              1              1           --               1              4
Other.........................................         --            --              34            97            --             --
                                                 --------         ------       --------       -------        -------        -------
   Total expenses.............................      3,697            378          4,802           389            684          3,806
Reimbursement of expenses by
   investment adviser.........................         --            (44)            --           (26)            --            --
                                                 --------         ------       --------       -------        -------        -------
   Net expenses...............................      3,697            334          4,802           363            684          3,806
                                                 --------         ------       --------       -------        -------        -------
   Net investment income (loss)...............       (363)          (217)         3,375          (101)          (147)        (2,342)
                                                 --------         ------       --------       -------        -------        -------

Realized and Unrealized Gain
   (Loss) on Investments
Net realized gain (loss) on investments
   allocated from Portfolio...................     40,025            --         174,379           --         (25,751)          --
Net realized gain on investments..............        --             586            --          2,619            --          42,873
Net realized loss on foreign currency
   transactions allocated from Portfolio......        --             --            (525)          --             --             --
                                                 --------         ------       --------       -------        -------        -------
Net Gain (Loss)...............................     40,025            586        173,854         2,619        (25,751)        42,873
                                                 --------         ------       --------       -------        -------        -------
   Net change in unrealized appreciation
     or depreciation on investments
     and foreign currency translations........    203,976          7,433       (159,003)       11,330         18,685         40,508
                                                 --------         ------       --------       -------        -------        -------
   Net gain (loss) on investments and
     foreign currency transactions............    244,001          8,019         14,851        13,949         (7,066)        83,381
                                                 --------         ------       --------       -------        -------        -------
Net Increase (Decrease) in Net Assets
   Resulting from Operations..................   $243,638         $7,802      $  18,226       $13,848       $ (7,213)       $81,039
                                                 ========         ======       ========       =======        =======        =======

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
(All amounts in thousands)

                                                        Growth Stock Fund      Growth Opportunities Fund           Special Fund
                                                     -----------------------   -------------------------    -----------------------
                                                   (Unaudited)                 (Unaudited)                 (Unaudited)
                                                    Six Months        Year      Six Months        Year      Six Months        Year
                                                         Ended       Ended           Ended       Ended           Ended       Ended
                                                     March 31,September 30,      March 31,September 30,      March 31,September 30,
                                                          1999        1998            1999        1998            1999        1998
                                                   -----------------------       ------------------------- -----------------------
Operations
Net investment income (loss)...................         $ (363)$      (652)         $ (217)     $ (347)        $ 3,375    $  2,562
Net realized gain (loss) on investments
   and foreign currency transactions...........         40,025        (894)            586      (1,412)        173,854     212,315
Net change in unrealized appreciation
   or depreciation on investments and
   foreign currency transactions...............        203,976      29,857           7,433        (942)       (159,003)   (441,669)
                                                      --------    --------         -------     -------        --------  ----------
   Net increase (decrease) in net
     assets resulting from operations..........        243,638      28,311           7,802      (2,701)         18,226    (226,792)
                                                      --------    --------         -------     -------        --------  ----------

Distributions to Shareholders
Distributions from net investment income.......            --          --              --          --           (3,890)         --
Distributions from net capital gains...........            --      (36,957)            --          --         (160,427)   (130,064)
                                                      --------    --------         -------     -------        --------  ----------
   Total distributions to shareholders.........            --      (36,957)            --           --        (164,317)   (130,064)
                                                      --------    --------         -------     -------        --------  ----------

Share Transactions
Subscriptions to fund shares...................        205,465     110,244           8,803      26,168          83,296     197,598
Value of distributions reinvested..............            --       29,289             --          --          152,046     115,138
Redemptions of fund shares.....................       (196,634)   (123,211)        (15,330)    (23,323)       (317,042)   (371,808)
                                                      --------    --------         -------     -------        --------  ----------
   Net increase (decrease) from
     share transactions........................           8,831      16,322          (6,527)      2,845         (81,700)    (59,072)
                                                      --------    --------         -------     -------        --------  ----------
   Net increase (decrease) in
     net assets................................        252,469       7,676           1,275         144        (227,791)   (415,928)

Total Net Assets
Beginning of period............................        615,345     607,669          49,974      49,830         911,650   1,327,578
                                                      --------    --------         -------     -------        --------  ----------
End of period..................................       $867,814    $615,345         $51,249     $49,974        $683,859  $  911,650
                                                      ========    ========         =======     =======        ========  ==========

Accumulated Undistributed Net
   Investment Income (Loss)....................         $ (363)       $ --       $    (243)      $ (26)        $ 1,683   $   2,198
                                                      ========    ========         =======     =======        ========  ==========

Analysis of Changes in Shares
   of Beneficial Interest
Subscriptions to fund shares...................          4,579       2,955             795       2,178           4,597       6,671
Issued in reinvestment
   of distributions............................            --          876             --          --            6,461       4,013
Redemptions of fund shares.....................         (4,427)     (3,319)         (1,328)     (2,001)        (14,479)    (12,731)
                                                      --------    --------         -------     -------        --------  ----------
   Net increase (decrease) in
     fund shares...............................            152         512            (533)        177          (3,421)     (2,047)
Shares outstanding at beginning
   of period...................................         17,730      17,218           4,802       4,625          37,241      39,288
                                                      --------    --------         -------     -------        --------  ----------
Shares outstanding at end of period............         17,882      17,730           4,269       4,802          33,820      37,241
                                                      ========    ========         =======     =======        ========  ==========


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

(All amounts in thousands)

                                                  Large Company Focus Fund     Special Venture Fund     Capital Opportunities Fund
                                                   ----------------------     -----------------------      ----------------------
                                                  (Unaudited)                 (Unaudited)                 (Unaudited)
                                                   Six Months      Period      Six Months        Year      Six Months        Year
                                                        Ended       Ended           Ended       Ended           Ended       Ended
                                                    March 31,September 30,      March 31,September 30,      March 31,September 30,
                                                         1999        1998 (a)        1999        1998            1999        1998
                                                   ----------------------     -----------------------      ----------------------
Operations
Net investment loss..........................          $ (101)      $ (14)        $  (147)   $ (1,024)      $  (2,342)   $ (6,791)
Net realized gain (loss) on investments......           2,619      (1,997)        (25,751)        910          42,873     110,560
Net change in unrealized appreciation
   or depreciation...........................          11,330      (4,559)         18,685     (67,561)         40,508    (195,885)
                                                      -------     -------        --------    --------        --------  ----------
   Net increase (decrease) in net assets
     resulting from operations...............          13,848      (6,570)         (7,213)    (67,675)         81,039     (92,116)
                                                      -------     -------        --------    --------        --------  ----------

Distributions to Shareholders
Distributions from net investment income.....             --           --             --          --              --          --
Distributions from net capital gains.........             --           --             --      (24,530)            --           --
                                                      -------     -------        --------    --------        --------  ----------
   Total distributions to shareholders.......             --           --             --      (24,530)            --          --
                                                      -------     -------        --------    --------        --------  ----------

Share Transactions
Subscriptions to fund shares.................           7,471      55,706          10,572      52,678         118,927     264,307
Value of distributions reinvested............             --          --              --       22,807             --          --
Redemptions of fund shares...................         (12,564)     (4,420)        (53,783)   (102,956)       (291,501)   (601,700)
                                                      -------     -------        --------    --------        --------  ----------
   Net increase (decrease) from
     share transactions......................          (5,093)     51,286         (43,211)    (27,471)       (172,574)   (337,393)
                                                      -------     -------        --------    --------        --------  ----------
   Net increase (decrease) in
     net assets..............................           8,755      44,716         (50,424)   (119,676)        (91,535)   (429,509)

Total Net Assets
Beginning of period..........................          44,716          --         116,079     235,755         681,133   1,110,642
                                                      -------     -------        --------    --------        --------  ----------
End of period................................         $53,471     $44,716        $ 65,655    $116,079        $589,598    $681,133
                                                     ========    ========        ========    ========        ========  ==========
Accumulated Undistributed Net
   Investment Loss...........................          $ (101)       $ --          $ (147)       $ --       $  (2,342)        $--
                                                     ========    ========        ========    ========        ========  ==========

Analysis of Changes in Shares
   of Beneficial Interest
Subscriptions to fund shares.................             751       5,607           1,005       3,547           4,520       8,722
Issued in reinvestment of distributions......             --           --             --        1,653             --           --
Redemptions of fund shares...................          (1,257)       (485)         (5,179)     (7,665)        (10,829)    (19,933)
                                                      -------     -------        --------    --------        --------  ----------
   Net increase (decrease) in fund shares....            (506)      5,122          (4,174)     (2,465)         (6,309)    (11,211)
Shares outstanding at beginning of period....           5,122         --           11,046      13,511          26,962      38,173
                                                      -------     -------        --------    --------        --------  ----------
Shares outstanding at end of period..........           4,616       5,122           6,872      11,046          20,653      26,962
                                                     ========    ========        ========    ========        ========  ==========

(a)From commencement of operations on June 26, 1998.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

March 31, 1999
(All amounts in thousands)
(Unaudited)
                                                             SR&F                    SR&F
                                                           Growth         SR&F    Special
                                                            Stock     Special     Venture
                                                        Portfolio   Portfolio   Portfolio
                                                         --------    --------    --------
Assets
Investments, at market value (cost of  $572,568,
   $688,865 and $70,963, respectively)........         $1,132,482    $689,449     $64,386
Receivable for investments sold...............              6,239       1,011       1,659
Dividends receivable..........................                346         935          32
Cash..........................................                  4           5           1
Other assets..................................                --          --           11
                                                       ----------    --------     -------
   Total assets...............................          1,139,071     691,400      66,089
                                                       ----------    --------     -------

Liabilities
Payable for investments purchased.............             11,525       1,920         --
Payable to investment adviser.................                530         525          45
Other liabilities.............................                105          44         146
                                                       ----------    --------     -------
   Total liabilities.........................              12,160       2,489         191
                                                       ----------    --------     -------
   Net assets applicable to investors'
     beneficial interest......................         $1,126,911    $688,911     $65,898
                                                       ==========    ========     =======


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 1999
(All amounts in thousands)
(Unaudited)
                                                    SR&F                    SR&F
                                                 Growth         SR&F    Special
                                                   Stock     Special     Venture
                                               Portfolio   Portfolio   Portfolio
                                                --------    --------    --------
Investment Income
Dividends.....................................   $ 2,608    $  4,280     $   117
Interest......................................     1,478       3,913         421
                                                --------    --------     -------
                                                   4,086       8,193         538
Foreign taxes withheld........................       --          (15)         --
                                                --------    --------     -------
   Total investment income....................     4,086       8,178         538
                                                --------    --------     -------

Expenses
Management fees...............................     2,639       3,077         345
Accounting fees...............................        25          26          13
Trustees' fees................................        12           7          11
Audit and legal fees..........................         8           9           8
Custodian fees................................         7          15           1
Other.........................................        30         --           86
                                                --------    --------     -------
   Total expenses.............................     2,721       3,144         464
                                                --------    --------     -------
   Net investment income......................     1,365       5,034          74
                                                --------    --------     -------

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments.......    36,831     174,527     (25,853)
Net realized loss on foreign
   currency transactions                           --           (524)         --
                                                --------    --------     -------
Net Gain (Loss) ..............................    36,831     174,003     (25,853)
                                                --------    --------     -------
   Net change in unrealized appreciation
     or depreciation on investments and
     foreign currency translations               261,875    (159,149)     18,779
                                                --------    --------     -------
   Net gain (loss) on investments and foreign
     currency transactions...................    298,706      14,854      (7,074)
                                                --------    --------     -------
Net Increase (Decrease) in Net Assets
   Resulting from Operations..................  $300,071   $  19,888    $ (7,000)
                                                ========    ========     =======


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

(All amounts in thousands)

                                                            SR&F Growth               SR&F Special                SR&F Special
                                                          Stock Portfolio               Portfolio               Venture Portfolio
                                                     ---------------------       ---------------------     -----------------------
                                                   (Unaudited)                 (Unaudited)                 (Unaudited)
                                                    Six Months        Year      Six Months        Year      Six Months        Year
                                                         Ended       Ended           Ended       Ended           Ended       Ended
                                                     March 31,September 30,      March 31,September 30,      March 31,September 30,
                                                          1999        1998            1999        1998            1999        1998
                                                     ---------------------       ---------------------     -----------------------
Operations
Net investment income (loss)....................     $   1,365     $ 2,268         $ 5,034    $  7,424           $  74     $   (82)
Net realized gain (loss) on investments.........        36,831      (7,814)        174,003     211,299         (25,853)        823
Net change in unrealized appreciation or
   depreciation on investments..................       261,875      32,197        (159,149)   (441,553)         18,779     (67,684)
                                                   -----------   ---------       --------- -----------        --------   ---------
   Net increase (decrease) in net assets
     resulting from operations..................       300,071      26,651          19,888    (222,830)         (7,000)    (66,943)
                                                   -----------   ---------       --------- -----------        --------   ---------
Transactions in Investors' Beneficial Interest
Contributions...................................       236,362     151,248          27,589      60,926           3,630      25,934
Withdrawals.....................................      (141,065)    (54,727)       (275,717)   (249,583)        (47,117)    (78,647)
                                                   -----------   ---------       --------- -----------        --------   ---------
   Net increase (decrease) from transactions
     in investors' beneficial interest..........        95,297      96,521        (248,128)   (188,657)        (43,487)    (52,713)
                                                   -----------   ---------       --------- -----------        --------   ---------
   Net increase (decrease) in net assets........       395,368     123,172        (228,240)   (411,487)        (50,487)   (119,656)
Total Net Assets
Beginning of period.............................       731,543     608,371         917,151   1,328,638         116,385     236,041
                                                   -----------   ---------       --------- -----------        --------   ---------
End of period...................................    $1,126,911    $731,543        $688,911  $  917,151         $65,898    $116,385
                                                   ===========   =========       ========= ===========        ========   =========

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)
(Unaudited)

Note 1. Organization
Stein Roe Growth Stock Fund, Stein Roe Growth Opportunities Fund, Stein Roe Special Fund, Stein Roe Large Company Focus Fund, Stein Roe Special Venture Fund and Stein Roe Capital Opportunities Fund (the "Funds") are series of Stein Roe Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Growth Stock Fund, Special Fund and Special Venture Fund invest substantially all of their assets in SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio (the "Portfolios"), respectively.
The Portfolios are series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolios commenced operations on February 3, 1997. At com mencement, Growth Stock Fund, Special Fund and Special Venture Fund contributed $474,861, $1,096,779 and $160,940 in securities and other assets to SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At March 31, 1999, Growth Stock Fund owned 77.08 percent of the SR&F Growth Stock Portfolio; Special Fund owned 99.98 percent of the SR&F Special Portfolio; and Special Venture Fund owned 99.89 percent of the SR&F Special Venture Portfolio.

--------------------------------------------------------------------------------

Note 2. Significant
Accounting Policies
The following summarizes the significant accounting policies of the Funds and Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Investment Transactions and Investment Income Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income

--------------------------------------------------------------------------------
Notes to Financial Statements Continued
--------------------------------------------------------------------------------
securities. Realized gains and losses from investment transactions are reported on an identified cost basis.
Security Valuations
All securities are valued as of March 31, 1999. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Currency Translations For purposes of valuation, assets and liabilities are translated into U.S. dollars using that day's currency exchange rates that represent the midpoint between the bid and asked rates. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses. Forward Currency Exchange Contracts SR&F Special Portfolio may enter into forward foreign currency exchange contracts under which the Portfolio is obligated to exchange currencies at specified rates on specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Portfolio had no outstanding contracts at March 31, 1999. Federal Income Taxes No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on their respective percentages of ownership.
   The Funds intend to utilize provisions of federal income tax law, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1998, Growth Opportunities Fund had a capital loss carryforward of $1,727, which expires in 2005 and 2006; Large Company Focus Fund had a capital loss carryforward of $1,997

--------------------------------------------------------------------------------
Notes to Financial Statements Continued
--------------------------------------------------------------------------------
which expires in 2006; and Capital Opportunities Fund had a capital loss carryforward of $7,137 which expires in 2005. Distributions to Shareholders Each Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently than generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

--------------------------------------------------------------------------------

Note 3. Trustees' Fees and Transactions with Affiliates
The Funds and Portfolios pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment adviser and administrator. The annual rates, as a percentage of average daily net assets, are as follows:

--------------------------------------------------------------------------------
                              Management Fee                Administrative Fee
Growth Stock Fund             N/A                           .150% up to $500,000,
                                                            .125% of the next $500,000,
                                                            .100% thereafter

SR&F Growth Stock Portfolio   .600% up to $500,000,         N/A
                              .550% of the next $500,000,
                              .500% thereafter

Special Fund                  N/A                           .150% up to $500,000,
                                                            .125% of the next $500,000,
                                                            .100% of the next $500,000,
                                                            .075% thereafter

SR&F Special Portfolio        .750% up to $500,000,         N/A
                              .700% of the next $500,000,
                              .650% of the next $500,000,
                              .600% thereafter

Special Venture Fund          N/A                           .150%

SR&F Special Venture Portfolio                              .750% N/A
Notes to Financial Statements Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Management Fee                Administrative Fee

Growth Opportunities Fund     .750% up to $500,000,         .150% up to $500,000,
Large Company Focus Fund      .700% of the next $500,000,   .125% of the next $500,000,
Capital Opportunities Fund    .650% of the next $500,000,   .100% of the next $500,000,
                              .600% thereafter              .075% thereafter
--------------------------------------------------------------------------------

   The Adviser also provides fund accounting services.
   The Adviser has agreed to reimburse Growth Opportunities Fund and Large Company Focus Fund for their operating expenses to the extent that annual expenses exceed 1.25 percent and 1.50 percent, receptively, of average daily net assets. This commitment expires on January 31, 2000, subject to earlier termination by the Adviser on 30 days notice.
   Transfer agent fees are paid to SteinRoe Services Inc.
(SSI), a direct, wholly-owned subsidiary of Liberty. SSI has entered into an agreement with Liberty Funds Services, Inc., an indirect, wholly-owned subsidiary of Liberty, to act as subtransfer agent for the Funds.
   Certain officers and trustees of the Trust are also officers of the Adviser. No remuneration was paid to any trustee or officer of the Trust who is affiliated with the Adviser.

--------------------------------------------------------------------------------

Note 4. Short-Term Debt
To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolios had borrowings during the six months ended March 31, 1999.

--------------------------------------------------------------------------------

Note 5. Investment Transactions
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended March 31,1999, were:

                                                         Purchases       Sales
                                                        ---------       ---------
SR&F Growth Stock Portfolio.......................       $386,840        $249,663
Growth Opportunities Fund.........................         32,559          36,247
SR&F Special Portfolio............................        258,327         384,786
Large Company Focus Fund..........................         12,536          17,966
SR&F Special Venture Portfolio....................         59,171          78,588
Capital Opportunities Fund........................        191,075         368,220

--------------------------------------------------------------------------------
Financial Highlights Continued
--------------------------------------------------------------------------------

Growth Stock Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                             (Unaudited)
                                             Six Months
                                                  Ended
                                               March 31,                                Years Ended September 30,
                                                   1999           1998           1997          1996           1995           1994
                                               --------       --------       --------      --------       --------       --------
Net Asset Value, Beginning of Period........    $ 34.71        $ 35.29        $ 28.79       $ 26.13        $ 23.58        $ 24.89
                                               --------       --------       --------      --------       --------       --------
Income From Investment Operations
   Net investment income (loss).............      (0.02)         (0.04)          0.01          0.08           0.12           0.13
   Net realized and unrealized gain
     on investments.........................      13.84           1.61           8.79          5.01           5.60           0.40
                                               --------       --------       --------      --------       --------       --------
      Total from investment operations......      13.82           1.57           8.80          5.09           5.72           0.54
                                               --------       --------       --------      --------       --------       --------
Distributions
   Net investment income....................        --             --           (0.07)        (0.10)         (0.15)         (0.12)
   Net realized capital gains...............        --           (2.15)         (2.23)        (2.33)         (3.02)         (1.73)
                                               --------       --------       --------      --------       --------       --------
      Total distributions...................        --           (2.15)         (2.30)        (2.43)         (3.17)         (1.85)
                                               --------       --------       --------      --------       --------       --------
Net Asset Value, End of Period..............    $ 48.53        $ 34.71        $ 35.29       $ 28.79        $ 26.13        $ 23.58
                                               ========       ========       ========      ========       ========       ========
Ratio of net expenses to average
   net assets...............................       0.96%(a)       1.03%          1.07%         1.08%          0.99%          0.94%
Ratio of net investment income (loss)
   to average net assets....................       0.09%(a)      (0.10)%         0.04%         0.32%          0.56%          0.50%
Portfolio turnover rate.....................        N/A            N/A              5%(b)        39%            36%            27%
Total return................................      39.82%          4.69%         33.10%        21.04%         28.18%          2.10%
Net assets, end of period (000's)...........   $867,814       $615,345       $607,699      $417,964       $360,336       $321,502


(a)      Annualized.
(b)      Prior to commencement of operations of the Portfolio.



--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Growth Opportunities Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                           (Unaudited)
                                      Six Months Ended      Year Ended    Period Ended
                                             March 31,   September 30,   September 30,
                                                  1999            1998            1997 (c)
                                       --------------- --------------- ---------------
Net Asset Value, Beginning of Period           $ 10.41         $ 10.77         $ 10.00
                                               -------         -------         -------
Income From Investment Operations
   Net investment loss...........                (0.05)          (0.07)             --
   Net realized and unrealized gain (loss)
     on investments..............                 1.64           (0.29)           0.77
                                               -------         -------         -------
Total from investment operations.                 1.59           (0.36)           0.77
                                               -------         -------         -------

Net Asset Value, End of Period...              $ 12.00         $ 10.41         $ 10.77
                                               =======         =======         =======
Ratio of net expenses to average
   net assets (a)................                 1.25%(d)        1.25%           1.25%(d)
Ratio of net investment income (loss) to
   average net assets (b)........                (0.80)%(d)      (0.64)%          0.02%(d)
Portfolio turnover rate..........                   63%             75%              3%
Total return (b).................                15.27%          (3.34)%          7.70%
Net assets, end of period (000's)              $51,249         $49,974         $49,830

(a)If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.40 percent for the six months ended March 31, 1999, 1.44 percent for the year ended September
   30, 1998, and 1.74 percent for the period ended September 30, 1997.
(b)Computed giving effect to investment adviser's expense limitation undertaking.
(c)From commencement of operations on June 30, 1997.
(d)..................................Annualized.

--------------------------------------------------------------------------------
Financial Highlights Continued
--------------------------------------------------------------------------------

Large Company Focus Fund
Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.

                                                       (Unaudited)
                                                  Six Months Ended    Period Ended
                                                         March 31,   September 30,
                                                              1999         1998(a)
                                                           -------         -------
Net Asset Value, Beginning of Period..............          $ 8.73         $ 10.00
                                                           -------         -------
Income From Investment Operations
   Net investment loss............................           (0.02)             --
   Net realized and unrealized gain
     (loss) on investments                                    2.87           (1.27)
                                                           -------         -------
Total from investment operations..................            2.85           (1.27)
                                                           -------         -------
Net Asset Value, End of Period....................         $ 11.58          $ 8.73
                                                           =======         =======
Ratio of net expenses to average net assets (b)...            1.50%(d)        1.50%(d)
Ratio of net investment loss to average net assets (c)       (0.41)%(d)      (0.12)%(d)
Portfolio turnover rate...........................              26%             21%
Total return (c)..................................           32.65%         (12.70)%
Net assets, end of period (000's).................         $53,471         $44,716


(a)From commencement of operations on June 26, 1998.
(b)If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.59 percent for the six months ended March 31, 1999 and 1.61 percent for the period ended
   September 30, 1998.
(c)Computed giving effect to investment adviser's expense limitation undertaking.
(d)..................................Annualized.

--------------------------------------------------------------------------------
Financial Highlights Continued
--------------------------------------------------------------------------------

Special Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                             (Unaudited)
                                             Six Months
                                                   Ended
                                               March 31,                               Years Ended September 30,
                                                    1999           1998           1997          1996           1995           1994
                                                --------       --------       --------      --------       --------       --------
Net Asset Value, Beginning of Period.........    $ 24.48        $ 33.79        $ 27.39       $ 25.26        $ 23.54        $ 25.04
                                                --------       --------       --------      --------       --------       --------
Income From Investment Operations
   Net investment income (loss)..............       0.09           0.07          (0.06)         0.01           0.13           0.15
   Net realized and unrealized gain (loss)
     on investments and foreign
     currency transactions...................       0.33          (6.06)          8.57          4.14           3.05           0.33
                                                --------       --------       --------      --------       --------       --------
      Total from investment operations.......       0.42          (5.99)          8.51          4.15           3.18           0.48
                                                --------       --------       --------      --------       --------       --------
Distributions
   Net investment income.....................      (0.11)            --             --         (0.11)         (0.15)         (0.21)
   Net realized capital gains................      (4.57)         (3.32)         (2.11)        (1.91)         (1.31)         (1.77)
                                                --------       --------       --------      --------       --------       --------
      Total distributions....................      (4.68)         (3.32)         (2.11)        (2.02)         (1.46)         (1.98)
                                                --------       --------       --------      --------       --------       --------
Net Asset Value, End of Period...............    $ 20.22        $ 24.48        $ 33.79       $ 27.39        $ 25.26        $ 23.54
                                                ========       ========       ========      ========       ========       ========
Ratio of net expenses to average net assets..       1.14%(a)       1.13%          1.14%         1.18%          1.02%          0.96%
Ratio of net investment income (loss) to
   average net assets........................       0.80%(a)       0.21%         (0.17)%        0.03%          0.56%          0.91%
Portfolio turnover rate......................        N/A            N/A              7%(b)        32%            41%            58%
Total return.................................       1.57%        (19.17)%        33.67%        17.89%         14.60%          2.02%
Net assets, end of period (000's)............   $683,859       $911,650      $1,327,578   $1,158,498     $1,201,469     $1,243,885


(a)      Annualized.
(b)      Prior to commencement of operations of the Portfolio.


--------------------------------------------------------------------------------
Financial Highlights Continued
--------------------------------------------------------------------------------

Special Venture Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                      (Unaudited)
                                                      Six Months                                                      Period
                                                            Ended                                                      Ended
                                                        March 31,                     Years Ended September 30,  September 30,
                                                             1999           1998          1997           1996       1995 (a)
                                                         --------       --------      --------       --------       --------
Net Asset Value, Beginning of Period.................     $ 10.51        $ 17.45       $ 15.87        $ 12.60        $ 10.00
                                                         --------       --------      --------       --------       --------
Income From Investment Operations
   Net investment income (loss)......................       (0.02)         (0.09)        (0.02)         (0.02)          0.01
   Net realized and unrealized gain (loss)
     on investments..................................       (0.94)         (5.08)         3.12           3.86           2.67
                                                         --------       --------      --------       --------       --------
      Total from investment operations...............       (0.96)         (5.17)         3.10           3.84           2.68
                                                         --------       --------      --------       --------       --------
Distributions
   Net investment income.............................          --             --            --             --          (0.03)
   Net realized capital gains........................          --          (1.77)        (1.52)         (0.57)         (0.05)
                                                         --------       --------      --------       --------       --------
      Total distributions............................          --          (1.77)        (1.52)         (0.57)         (0.08)
                                                         --------       --------      --------       --------       --------
Net Asset Value, End of Period.......................      $ 9.55        $ 10.51       $ 17.45        $ 15.87        $ 12.60
                                                         ========       ========      ========       ========       ========
Ratio of net expenses to average net assets..........        1.46%(b)       1.28%         1.29%          1.25%(d)       1.25%(b)(d)
Ratio of net investment income (loss) to
   average net assets................................       (0.31)%(b)     (0.50)%       (0.18)%        (2.19)%(e)      0.12%(b)(e)
Portfolio turnover rate..............................         N/A            N/A            44%(c)         72%            84%
Total return.........................................       (9.04)%       (32.05)%       21.73%         31.81%(e)      26.96%(e)
Net assets, end of period (000's)....................     $65,655       $116,079      $235,755       $144,528        $60,533


(a) From commencement of operations on October 17, 1994.
(b) Annualized.
(c) Prior to commencement of operations of the Portfolio.
(d) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.34 percent for the year ended September 30, 1996, and 2.87 percent for the period ended
    September 30, 1995.
(e) Computed giving effect to investment adviser's expense limitation undertaking.




--------------------------------------------------------------------------------
Financial Highlights Continued
--------------------------------------------------------------------------------

Capital Opportunities Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                               (Unaudited)
                                               Six Months
                                                     Ended
                                                 March 31,                               Years Ended September 30,
                                                      1999           1998           1997          1996        1995(b)       1994(b)
                                                  --------       --------       --------      --------       --------      --------
Net Asset Value, Beginning of Period..........    $  25.25        $ 29.10        $ 31.04       $ 21.69        $ 15.79       $ 15.44
                                                  --------       --------       --------      --------       --------      --------
Income From Investment Operations
   Net investment income (loss)...............       (0.10)         (0.25)         (0.17)        (0.06)          0.01          0.02
   Net realized and unrealized gain (loss)
      on investments..........................        3.40          (3.60)         (1.77)        10.41           5.91          0.34
                                                  --------       --------       --------      --------       --------      --------
      Total from investment operations........        3.30          (3.85)         (1.94)        10.35           5.92          0.36
                                                  --------       --------       --------      --------       --------      --------
Distributions
   Net investment income......................          --             --             --         (0.01)         (0.02)        (0.01)
   Net realized capital gains.................          --             --             --         (0.99)            --            --
                                                  --------       --------       --------      --------       --------      --------
      Total distributions.....................          --             --             --         (1.00)         (0.02)        (0.01)
                                                  --------       --------       --------      --------       --------      --------
Net Asset Value, End of Period................     $ 28.55        $ 25.25        $ 29.10       $ 31.04        $ 21.69       $ 15.79
                                                  ========       ========       ========      ========       ========      ========
Ratio of net expenses to average net assets...        1.15%(a)       1.20%          1.17%         1.22%          1.05%         0.97%
Ratio of net investment income (loss) to
   average net assets.........................       (0.71)%(a)     (0.72)%        (0.69)%       (0.40)%         0.08%         0.04%
Portfolio turnover rate.......................          31%            47%            35%           22%            60%           46%
Total return..................................       13.07%        (13.23)%        (6.25)%       49.55%         37.46%         2.31%
Net assets, end of period (000's).............    $589,598       $681,133     $1,110,642    $1,684,538       $242,381      $175,687


(a) Annualized.
(b) All per-share amounts reflect a two-for-one stock split effective August 25, 1995.



--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

SR&F Growth Stock Portfolio
                                      (Unaudited)
                                 Six Months Ended      Year Ended    Period Ended
                                        March 31,   September 30,   September 30,
                                             1999            1998            1997(a)
                                  --------------- --------------- ---------------
Ratio of net expenses to average
   net assets....................            0.57%(b)        0.61%           0.63%(b)
Ratio of net investment income to
   average net assets............            0.28%(b)        0.31%           0.52%(b)
Portfolio turnover rate..........              29%             39%             22%


(a)From commencement of operations on February 3, 1997.
(b)Annualized.

--------------------------------------------------------------------------------

SR&F Special Portfolio
                                      (Unaudited)
                                 Six Months Ended      Year Ended    Period Ended
                                        March 31,   September 30,   September 30,
                                             1999            1998            1997(a)
                                  --------------- --------------- ---------------
Ratio of net expenses to average
   net assets ...................            0.75%(b)        0.73%           0.75%(b)
Ratio of net investment income to
   average net assets ...........            1.20%(b)        0.60%           0.31%(b)
Portfolio turnover rate..........              37%             46%              8%


(a)From commencement of operations on February 3, 1997.
(b)Annualized.

--------------------------------------------------------------------------------

SR&F Special Venture Portfolio
                                      (Unaudited)
                                 Six Months Ended      Year Ended    Period Ended
                                        March 31,   September 30,   September 30,
                                             1999            1998            1997(a)
                                  --------------- --------------- ---------------
Ratio of net expenses to average
   net assets....................            0.99%(b)        0.82%           0.82%(b)
Ratio of net investment income (loss) to
   average net assets............            0.16%(b)       (0.04)%          0.31%(b)
Portfolio turnover rate..........              75%             91%             58%


(a)From commencement of operations on February 3, 1997.
(b)Annualized.

--------------------------------------------------------------------------------
Investment Trust
--------------------------------------------------------------------------------
Trustees
John A. Bacon Jr.
  Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Director, William Blair Capital Partners
Officers
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Kevin M. Carome, Vice President,
  Assistant Secretary
J. Kevin Connaughton, Vice President
William M. Garrison, Vice President
Erik P. Gustafson, Vice President
James P. Haynie, Vice President
Harvey B. Hirschhorn, Vice President
Timothy Jacoby, Vice President
Gail D. Knudsen, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Brian D. Pollard, Vice President
Gita R. Rao, Vice President
Michael E. Rega, Vice President
Steven M. Salopek, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Sharlene A. Thomas, Vice President
Heidi J. Walter, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Scott E. Volk, Treasurer

 Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

The Stein Roe Mutual Funds

Fixed Income Funds
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Floating Rate Income Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

Equity Funds
Balanced Fund
Growth & Income Fund Disciplined Stock Fund* Growth Stock Fund Growth Investor Fund Young Investor Fund Large Company Focus Fund Midcap Growth Fund** Special Venture Fund Capital Opportunities Fund International Fund Small Company Growth Fund

 * Formerly Special Fund
** Formerly Growth Opportunities Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

           In Chicago, visit our Fund Center at One South Wacker Drive

                         Liberty Funds Distributor, Inc.
                                                                      GW12A 5/99